                                 SCHEDULE 14A
                                (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:
/ / Preliminary Proxy Statement              / / Confidential, for Use of the
/X/ Definitive Proxy Statement                   Commission Only (as permitted
/ / Definitive Additional Materials              by Rule 14a-6(e)(2))
/ / Soliciting Material Pursuant to
    Rule 14a-11(c) or Rule 14a-12

                            FALCON PRODUCTS, INC.
               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

    /X/ No fee required.

    / / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
        0-11.

    (1) TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:

--------------------------------------------------------------------------------

    (2) AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES:

--------------------------------------------------------------------------------

    (3) PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11 (SET FORTH THE AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW IT WAS DETERMINED):

--------------------------------------------------------------------------------

    (4) PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:

--------------------------------------------------------------------------------

    (5) TOTAL FEE PAID:

--------------------------------------------------------------------------------

    / / Fee paid previously with preliminary materials.

    / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

--------------------------------------------------------------------------------

    (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

    (3) Filing Party:

--------------------------------------------------------------------------------

    (4) Date Filed:

--------------------------------------------------------------------------------

                               [FALCON LOGO]

                           FALCON PRODUCTS, INC.

                       9387 DIELMAN INDUSTRIAL DRIVE
                         ST. LOUIS, MISSOURI 63132


                  NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


                                                         St. Louis, Missouri
                                                           February 20, 2004

    The annual meeting of the stockholders of Falcon Products, Inc., will be held on Monday, April 5, 2004, at 10:30 a.m. at the St. Louis Club, 7701 Forsyth Boulevard, Clayton, Missouri, 63105 for the purposes of:

    1. Electing two Class B directors for a term expiring in 2007;

    2. Considering and voting upon proposal to adopt Falcon Products, Inc. 2004 Employee Stock Purchase Plan;

    3. Considering and voting upon proposal to adopt Falcon Products, Inc. 2004 Stock Option Plan; and

    4. Transacting such other business as may properly come before the meeting.

    Stockholders of record at the close of business on January 14, 2004, will be entitled to vote at the meeting. A list of all stockholders entitled to vote at the annual meeting, arranged in alphabetical order and showing the address of and number of shares held by each stockholder, will be open at the principal office of Falcon Products, Inc. at 9387 Dielman Industrial Drive, St. Louis, Missouri 63132, during usual business hours, to the examination of any stockholder for any purpose germane to the annual meeting for 10 days prior to the date thereof.

    A copy of Falcon Products, Inc. Annual Report for fiscal year 2003 accompanies this notice.

                                       By Order of the Board of Directors
                                               FRANKLIN A. JACOBS
                                      Chairman and Chief Executive Officer

    WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY PROMPTLY. A RETURN ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                           FALCON PRODUCTS, INC.

                       9387 DIELMAN INDUSTRIAL DRIVE
                         ST. LOUIS, MISSOURI 63132

                              PROXY STATEMENT

                          SOLICITATION OF PROXIES

    The enclosed proxy is solicited by the Board of Directors of Falcon Products, Inc. (the "Company"), for use at the annual meeting of the Company's stockholders to be held at the St. Louis Club, 7701 Forsyth Boulevard, Clayton, Missouri 63105 on Monday, April 5, 2004, at 10:30 a.m. and at any adjournments thereof. Whether or not you expect to attend the meeting in person, please return your executed proxy in the enclosed envelope and the shares represented thereby will be voted in accordance with your wishes. This proxy statement and the enclosed form of proxy are being first sent to stockholders on or about February 20, 2004.

                           REVOCABILITY OF PROXY

    Any stockholder executing a proxy that is solicited hereby has the power to revoke it prior to the voting of the proxy. Revocation may be made by attending the annual meeting and voting the shares of stock in person, or by delivering to the Secretary of the Company at the principal office of the Company prior to the annual meeting a written notice of revocation or a later-dated, properly executed proxy.

                                RECORD DATE

    Stockholders of record at the close of business on January 14, 2004, will be entitled to vote at the meeting.

                       ACTION TO BE TAKEN UNDER PROXY

    Unless otherwise directed by the giver of the proxy, the persons named in the enclosed form of proxy, to-wit, Franklin A. Jacobs and David L. Morley, or either one of them who acts, will vote:

       (1) FOR the election of the persons named herein as nominees for Class B directors of the Company, for a term expiring at the 2007 annual meeting of stockholders (or until successors are duly elected and qualified);

       (2) FOR the adoption of Falcon Products, Inc. 2004 Employee Stock Purchase Plan;

       (3) FOR the adoption of Falcon Products, Inc. 2004 Stock Option Plan;
           and

       (4) According to their judgment, on the transaction of such other business as may properly come before the meeting or any adjournments thereof.

    Should any nominee named herein for election as a Class B director become unavailable for any reason, it is intended that the persons named in the proxy will vote for the election of such other person in his stead as may be designated by the Board of Directors. The Board of Directors is not aware of any reason that might cause the nominee to be unavailable.

                VOTING SECURITIES, PRINCIPAL HOLDERS THEREOF
                        AND CUMULATIVE VOTING RIGHTS

    On January 14, 2004, there were 9,089,512 shares of common stock, par value $.02 per share ("Common Stock"), outstanding, which constitute all of the outstanding capital stock of the Company. Each share is entitled to one vote, and stockholders are entitled to vote cumulatively in the election of directors; that is, each stockholder may vote the number of his, her or its shares multiplied by the number of directors to be elected and may cast all such votes for a single nominee or may distribute them among any number of nominees. There is no condition precedent to the exercise of these cumulative voting rights.

    A majority of the outstanding shares present in person or represented by proxy will constitute a quorum at the meeting. Under applicable state law and provisions of the Company's Certificate of Incorporation (the "Certificate") and Restated By-Laws, as amended (the "By-Laws"), the vote required for the election of directors is a plurality of the votes of the issued and outstanding shares of Common Stock present in person or represented by proxy at the annual meeting of stockholders and entitled to vote on the election of directors.

    Abstentions from voting and broker non-votes will operate as neither a vote for nor a vote against the nominee for a director. Votes on all matters will be counted by duly appointed inspectors of election, whose responsibilities are to ascertain the number of shares outstanding and the voting power of each, determine the number of shares represented at the meeting and the validity of proxies and ballots, count all votes and report the results to the Company.

    As of January 14, 2004, the following persons were known to the Company who may, individually or as a group, be deemed to be the beneficial owners of more than 5% of the Common Stock, each having sole voting and dispositive power over such Common Stock, except as indicated in the footnotes hereto:

                                             AMOUNT AND NATURE              PERCENT
           NAME AND ADDRESS              OF BENEFICIAL OWNERSHIP(1)         OF CLASS
           ----------------              --------------------------         --------
Franklin A. Jacobs                              2,083,226(2)                 22.6%
Chairman of the Board and
Chief Executive Officer of the Company
9387 Dielman Industrial Drive
St. Louis, Missouri 63132

Rutabaga Capital Management, LLC                1,200,600(3)                 13.2%
64 Broad Street
Boston, MA 02109

Royce & Associates, Inc.                          946,600(4)                 10.4%
1414 Avenue Of The Americas
New York, NY 10022

Wellington Management Company LLP                 739,600(5)                  8.1%
75 State Street
Boston, MA 02109

Dimensional Fund Advisors Inc.                    623,905(6)                  6.9%
1299 Ocean Avenue, 11th Floor
Santa Monica, CA 90401

---------
(1) Reflects the number of shares outstanding on January 14, 2004, and, with respect to each person, assumes the exercise of all stock options held by such person that are exercisable currently or within 60 days of the date of this proxy statement (such options being referred to hereinafter as "currently exercisable options").

(2) Includes 3,500 shares held by Marilyn Mann Jacobs, the wife of Mr. Jacobs, 94,557 shares held in revocable trusts for the benefit of Mr. Jacobs' children as to which Mr. Jacobs serves as sole trustee, and 97,785 shares held by the Jacobs Family Foundation, a charitable trust in which Mr. Jacobs has no pecuniary interest but is the trustee. Also includes currently exercisable options to acquire 120,000 shares of Common Stock. Does not include 95,240 shares held in trust for the benefit of Mr. Jacobs' children as to which Mr. Jacobs is not the trustee.

(3)  Provided to the Company by a representative from Rutabaga
     Capital Management, LLC. Beneficial owner has shared voting and disposition power over 748,800 and 451,800 shares, respectively.

(4)  Provided to the Company by a representative from Royce &
     Associates, Inc. Beneficial owner has shared voting and disposition power for all shares.

(5)  Provided to the Company by a representative from Wellington
     Management Company LLP. Beneficial owner has shared voting and disposition power for all shares.

(6) Provided to the Company by a representative from Dimensional Fund Advisors Inc. ("Dimensional"). Dimensional, an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts. These investment companies, trusts and accounts are the "Funds". In its role as investment advisor or

                                     3




     manager, Dimensional possesses voting and/or investment power over the shares of Falcon Products, Inc. described in this statement that are owned by the Funds. All shares reported in this statement are owned by the Funds. Dimensional disclaims beneficial ownership of such shares.

                      SECURITY OWNERSHIP OF MANAGEMENT

    On January 14, 2004, the following represented beneficial ownership of Common Stock by each director and nominee for election as a director, by each of the executive officers named in the Summary Compensation Table (see "Executive Compensation" below), and by all current directors, nominees and executive officers as a group (each director, nominee and officer having sole voting and dispositive power over the shares listed opposite his name except as indicated in the footnotes hereto):

                                              AMOUNT AND NATURE               PERCENT
       NAME                               OF BENEFICIAL OWNERSHIP(1)          OF CLASS
       ----                               --------------------------          --------
Martin Blaylock........................              6,200(2)                     *
Melvin F. Brown........................             24,950(3)                     *
Franklin A. Jacobs.....................          2,083,226(4)                  22.6%
S. Lee Kling...........................            213,462(5)                   2.3%
David L. Morley........................            440,418(6)                   4.6%
Steven C. Roberts......................            118,360(7)                   1.3%
Michael F. Shanahan, Sr................             40,900(8)                     *
Stephen E. Cohen.......................             86,692(9)                     *
Michael J. Dreller.....................             88,521(10)                  1.0%
David K. Denner........................              1,500                        *
All Directors, Nominees and Executive
  Officers as a Group
  (11 individuals).....................          3,032,534(11)                 31.8%(12)

---------
  *   Represents less than 1% of the class.

 (1)  See Note (1) to the table under "Voting Securities,
      Principal Holders Thereof and Cumulative Voting Rights."

 (2) Includes currently exercisable options to acquire 1,200 shares of Common Stock.

 (3) Includes currently exercisable options to acquire 8,950 shares of Common Stock.

 (4)  See Note (2) to the table under "Voting Securities,
      Principal Holders Thereof and Cumulative Voting Rights."

 (5) Includes 130,716 shares owned by a revocable trust of which Mr. Kling and his wife are the trustees. Mr. Kling shares voting and dispositive power over such shares. Also includes currently exercisable options to acquire 13,900 shares of Common Stock.

 (6) Includes currently exercisable options to acquire 405,000 shares of Common Stock.

 (7) Includes currently exercisable options to acquire 2,100 shares of Common Stock.

 (8) Includes currently exercisable options to acquire 600 shares of Common Stock.

 (9) Includes currently exercisable options to acquire 900 shares of Common Stock.

(10) Includes currently exercisable options to acquire 62,100 shares of Common Stock.

(11) Includes 132,100 shares subject to currently exercisable options held by non-director executive officers of the Company and 552,050 shares subject to currently exercisable options held by directors of the Company.

(12) For purposes of determining the aggregate amount and percentage of shares deemed beneficially owned by directors and executive officers of the Company individually and by all directors, nominees and executive officers as a group, exercise of all options listed in the footnotes hereto that are exercisable within 60 days of the date hereof is assumed. For such purpose, 9,773,662 shares of Common Stock are deemed to be outstanding.

                     PROPOSAL 1--ELECTION OF DIRECTORS

                       INFORMATION ABOUT THE NOMINEES

    The Company's Certificate and By-Laws provide for a division of the Board of Directors into three classes. One of the classes is elected each year to serve a three-year term. The term of the current Class B directors expires at the 2004 Annual Meeting of Stockholders. It is the intention of the persons named in the accompanying proxy, unless otherwise directed, to vote for the election of the Class B nominees listed below to serve until the 2007 annual meeting of stockholders.

    The Company's Bylaws currently specify that the number of Directors shall be nine, subject to amendment by the Board of Directors. The Company currently has two vacancies on the Board of Directors. The Company's Bylaws provide that vacancies on the Board of Directors may be filled by the remaining members of the Board of Directors. Although the Board of Directors intends to fill these vacancies, no person has yet been selected, and it is not anticipated that such vacancy will be filled until after the 2004 Annual Meeting. Proxies solicited by the Company for the election of Directors cannot be voted for a greater number of persons than the number of nominees named in the proxy.

    The following table shows for each nominee and director continuing in office his age, his principal occupation for at least the last five years, his present position with the Company, the year in which he was first elected or appointed a director (each serving continuously since first elected or appointed except as set forth in the footnotes hereto), his directorships with other companies whose securities are registered with the Securities and Exchange Commission ("SEC") and the class and expiration of his term as director.

                                                   NOMINEES
                            CLASS B--TO BE ELECTED TO SERVE AS DIRECTOR UNTIL 2007
                                                                                                 SERVICE AS
       NAME                        AGE                   PRINCIPAL OCCUPATION                  DIRECTOR SINCE
       ----                        ---                   --------------------                  --------------
David L. Morley (1)                47    President and Chief Operating Officer of the Company       2000
                                         since December 2000; prior thereto, Senior Vice
                                         President of Monsanto Company from 1998 to 2000;
                                         President--Nutrition and Consumer Products Company
                                         of Monsanto Company from 1997 to 1998.

Martin Blaylock                    63    Retired. Vice President of Manufacturing Operations        2001
                                         of Monsanto Company 1996 to 2001.

                                             CONTINUING DIRECTORS
                             CLASS A--TO CONTINUE TO SERVE AS DIRECTOR UNTIL 2006
                                                                                                 SERVICE AS
       NAME                        AGE                   PRINCIPAL OCCUPATION                  DIRECTOR SINCE
       ----                        ---                   --------------------                  --------------
Melvin F. Brown                    68    Retired. President and Chief Executive Officer of          1997
                                         Deutsche Financial Services, a commercial finance
                                         company, since June 30, 1998.

Steven C. Roberts                  51    Co-Founder and President of Roberts-Roberts &              2001
                                         Associates, a firm consulting in the areas of public
                                         relations, market research, labor relations and real
                                         estate development, since 1974, President of Roberts
                                         Broadcasting Company, operator of television
                                         stations in St. Louis and Denver; Director of
                                         Alamosa Holdings, Inc.


                                     5



                             CLASS C--TO CONTINUE TO SERVE AS DIRECTOR UNTIL 2005
                                                                                                 SERVICE AS
         NAME                      AGE                   PRINCIPAL OCCUPATION                  DIRECTOR SINCE
         ----                      ---                   --------------------                  --------------
Franklin A. Jacobs (1)             71    Chairman of the Board and Chief Executive Officer of       1957
                                         the Company for more than the last five years and
                                         President of the Company until December 1995.

S. Lee Kling (1)                   75    Chairman of the Board of The Kling Company since           1969
                                         June 2002; prior thereto, Chairman of the Board of
                                         Kling Rechter & Co., L.P., a merchant banking
                                         company, for more than the last five years; Director
                                         of Bernard Chaus, Inc., Electro Rent Corporation,
                                         Engineered Support Systems, Inc., Kupper Parker
                                         Communications, Inc. and National Beverage Corp.

Michael F. Shanahan, Sr.           64    Chairman of the Board and Chief Executive Officer of       2002
                                         Engineered Support Systems, Inc. for more than the
                                         last five years; Director of Engineered Support
                                         Systems, Inc.

---------
(1)  Members of Executive Committee.

                    THE BOARD OF DIRECTORS RECOMMENDS A
                    VOTE FOR EACH OF THE NAMED NOMINEES.

                 INFORMATION CONCERNING BOARD OF DIRECTORS

    The Company's Board of Directors currently consists of seven directors, five of whom are "independent" as defined under the Corporate Governance Standards of the New York Stock Exchange. The Company's corporate governance documents are available in the Financial Section of the Company's website at www.thefalconcompanies.com.

    During fiscal 2003, four regular meetings of the Board of Directors were held. During that fiscal year, each director attended 75% or more of the aggregate of (i) the total number of meetings of the Board of Directors held during the period and (ii) the total number of meetings held during the period by all committees of the Board of Directors on which he served.

    The Board of Directors of the Company has a standing Audit Committee consisting of Messrs. Brown (Chairman), Blaylock and Roberts, all of whom are independent directors as defined by the New York Stock Exchange. The Board of Directors has determined that the Audit Committee Chairman, Mr. Brown, qualifies as an "audit committee financial expert" and his experience and background are described further on page 5. During fiscal 2003, four Audit Committee meetings were held. The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its responsibility to oversee management's conduct of the Company's: (i) financial reporting process; (ii) systems of internal accounting and financial controls; (iii) annual independent audit of the Company's financial statements; and (iv) legal compliance and any ethics programs established by management and the Board of Directors. A copy of the Audit Committee's Charter is attached to this proxy statement as Appendix A. The charter is also posted in the financial section of the Company's website at www.thefalconcompanies.com.

    The Company also has a standing Compensation and Nominating/Governance Committee consisting of Messrs. Kling (Chairman), Blaylock and Shanahan, all of whom are independent directors as defined by the New York Stock Exchange. One purpose of the Committee is to review and determine the annual salary, bonus and other benefits of the Chief Executive Officer and all other executive officers of the Company, which determinations are subject to the approval of the Board of Directors, and to administer the Company's stock option and other benefit plans. See the "COMPENSATION COMMITTEE REPORT" beginning on page 11 for a discussion of the key elements and policy of the Company's executive compensation program. The other purpose of the Compensation and Nominating/Governance Committee is to oversee the search for individuals qualified to become members of the Board of Directors and to select director nominees to be presented for approval at the annual meeting of the stockholders. The Compensation and Nominating/Governance Committee will consider nominees for directors, including those recommended by the Company's stockholders, provided such nominations contain the information and are submitted in the manner required by the Company's By-laws. The Compensation and Nominating/Governance Committee Charter is posted in the Financial Section of the Company's website, www.thefalconcompanies.com. During fiscal 2003, one Compensation and Nominating/Governance Committee meeting was held.

                               CODE OF ETHICS

    The Company has adopted a Code of Business Conduct. The code has been posted in the Financial Section of the Company's website, www.thefalconcompanies.com.

                         COMPENSATION OF DIRECTORS

    Directors that are not salaried employees of the Company receive an annual fee of $15,500. The Company's Directors have the opportunity to defer all or a portion of the fees payable to such Directors under the Company's Non-Employee Directors' Deferred Compensation Plan (the "Directors' Plan"). Any fees deferred under the Directors' Plan are credited to a bookkeeping reserve account and converted into a number of stock units equal to 120% of the deferred fees divided by the fair market value of a share of the Company's Common Stock on the last day of the month in which the amount of deferred fees would have been paid but for the deferral. Directors' fees of $77,500 were earned during fiscal 2003, all of which were deferred under the Directors' Plan.

    The Company also maintains a Non-Employee Director Stock Option Plan, which provides for an automatic annual grant in December of each year of a nonqualified stock option to purchase shares of Common Stock at a per share exercise price equal to the fair market value of the Common Stock on the date the option is granted. Options granted under the plan are exercisable in increments of 20% of the underlying shares commencing upon the date of grant and thereafter on each of the four successive anniversaries of the date of grant, however, such options become immediately exercisable upon retirement, death or disability of the director. Six non-employee directors of the Company were each granted options to purchase 4,500 shares of Common Stock under the plan in December 2002 at an exercise price of $4.15 per share.

                            DIRECTOR NOMINATIONS

    The Compensation and Nominating/Governance Committee of the Board of Directors is responsible under its Charter for identifying and selecting qualified candidates for election to the Board of Directors prior to each annual meeting of the stockholders. In addition, stockholders who wish to recommend a candidate for election to the Board of Directors may submit such recommendation to the Chairman of the Committee. Any recommendation must include name, contact information, background, experience and other pertinent information on the proposed candidate and must be received by October 31, 2004 for consideration by the Committee. Although the Committee is willing to consider candidates recommended by stockholders, it has not adopted a formal policy with regard to the consideration of any director candidates recommended by stockholders. In identifying and evaluating nominees for director, the Committee considers each candidate's qualities, experience, background and skills, as well as other factors, which the candidate may bring to the Board of Directors.

                        COMMUNICATION WITH DIRECTORS

    The Company has established procedures for stockholders or other interested parties to communicate directly with the Board of Directors. Such parties can contact the Board of Directors by mail at: Falcon Products, Inc. Board of Directors, Attention: Franklin A. Jacobs, Chairman of the Board, 9387 Dielman Industrial Drive, St. Louis, MO 63132. All communications made by this means will be received by the Chairman of the Board.

        COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    No current member of the Compensation and Nominating/Governance Committee is now an officer or an employee of the Company or any of its subsidiaries, was ever an officer or an employee of the Company or any of its subsidiaries or has had any substantial business dealings with the Company or any of its subsidiaries.

                             EXECUTIVE OFFICERS

    The persons who are serving as executive officers of the Company as of January 14, 2004 are Franklin A. Jacobs, David L. Morley, Stephen E. Cohen, Michael J. Dreller and Stewart H. Long. All officers are elected annually by the Board of Directors and serve until their respective successors have been duly elected and qualified.

    For information concerning Franklin A. Jacobs and David L. Morley see the summary of their backgrounds on pages 5-6. Mr. Stephen E. Cohen has been the Vice-President of Sales and Marketing of the Company since August 1998 and prior to that he was the Vice-President of Sales from November 1996 to August 1998. Mr. Michael J. Dreller has been the Vice-President of Finance and Chief Financial Officer of the Company since January 1996. Mr. Stewart
H. Long has been the Vice-President of Operations since November 2003; prior to that he was the General Manager of flexcel of Kimball International from 2001 to 2003 and Executive Vice-President of Lowenstein, Inc. from 1998 to 2001.

                           EXECUTIVE COMPENSATION

    The following table reflects compensation paid or payable for fiscal years 2003, 2002 and 2001 with respect to the Company's chief executive officer and each of the four other most highly compensated executive officers whose fiscal 2003 salaries and bonuses combined exceeded $100,000 in each instance.

                                              SUMMARY COMPENSATION TABLE

                                         ANNUAL COMPENSATION               LONG TERM COMPENSATION
                                     --------------------------------------------------------------------
                                                                            AWARDS              PAYOUTS
                                                                    -----------------------   -----------
                                                         OTHER      RESTRICTED
                                                        ANNUAL        STOCK     SECURITIES                 ALL OTHER
                             FISCAL  SALARY            COMPENSA-      AWARD     UNDERLYING       LTIP       COMPEN-
NAME AND PRINCIPAL POSITION   YEAR     ($)     BONUS  TION ($)(1)      ($)      OPTIONS (#)   PAYOUTS ($)  SATION ($)
---------------------------  ------  ------    -----  -----------   ----------  -----------   -----------  ----------
Franklin A. Jacobs            2003   700,625     0           0          0         100,000          0        1,877(2)
Chairman of the Board and     2002   679,710     0           0          0         100,000          0          815(2)
Chief Executive Officer       2001   734,328     0           0          0         100,000          0          815(2)

David L. Morley               2003   371,077     0       6,796          0          50,000          0            0
President and Chief           2002   360,000     0       6,367          0          50,000          0            0
Operating Officer             2001   390,769     0           0          0         500,000          0            0

Stephen E. Cohen              2003   182,255     0       3,339          0          10,000          0            0
Vice President--Sales         2002   176,814     0       3,130          0          10,000          0            0
and Marketing                 2001   191,802     0       3,408          0          15,000          0            0

Michael J. Dreller(3)         2003   182,255     0           0          0          10,000          0            0
Vice President--Finance       2002   176,814     0           0          0          10,000          0            0
and Chief Financial Officer   2001   191,802     0       3,408          0          15,000          0            0

David K. Denner(4)            2003   151,077     0           0          0          10,000          0            0
Vice President--Operations    2002   157,307     0           0          0          10,000          0            0
                              2001         0     0           0          0               0          0            0

---------
(1) Consists of the discount under the Falcon Products, Inc. 1997 Employee Stock Purchase Plan under which employees of the Company may acquire shares of Common Stock at 85% of the lesser of the fair market value on the grant date or the exercise date.

(2) Consists of the economic benefit of premiums paid for a survivorship life insurance policy on the life of Mr. Jacobs.

                                     8



(3)  Mr. Dreller resigned as Vice-President--Finance and Chief
     Financial Officer effective January 16, 2004.

(4) Mr. Denner was hired as Vice President--Operations of the Company on January 2, 2002 and resigned as Vice-President--Operations on June 30, 2003.

                   OPTION/SAR GRANTS IN LAST FISCAL YEAR

    The following table provides certain information as to option grants in fiscal 2003 to the persons named in the Summary Compensation Table.

                                                                                                   POTENTIAL REALIZABLE
                              NUMBER OF        PERCENT OF                                            VALUE AT ASSUMED
                              SECURITIES      TOTAL OPTIONS                                       ANNUAL RATES OF STOCK
                              UNDERLYING       GRANTED TO                                         PRICE APPRECIATION FOR
                               OPTIONS          EMPLOYEES        EXERCISE OR                         OPTION TERM (2)
                               GRANTED          IN FISCAL        BASE PRICE       EXPIRATION      ----------------------
            NAME                 (#)              YEAR            ($/SHARE)          DATE          5% ($)       10% ($)
            ----              ----------      -------------      -----------      ----------       ------       -------
Franklin A. Jacobs(1).......   100,000            22.6%             4.15          12/17/2012      260,991       661,403
David L. Morley(1)..........    50,000            11.3%             4.15          12/17/2012      130,496       330,702
Michael J. Dreller(1).......    10,000             2.3%             4.15          12/17/2012       26,099        66,140
Stephen E. Cohen(1).........    10,000             2.3%             4.15          12/17/2012       26,099        66,140
David K. Denner(1)..........    10,000             2.3%             4.15          12/17/2012       26,099        66,140

---------
(1) Such options were granted at fair market value on the date of grant and are exercisable in 20% annual increments, beginning on the first anniversary date of grant and on each anniversary date thereafter. All options listed above expire ten years from date of grant, subject generally to earlier terminations upon cessation of employment.

(2) The potential realizable value amounts shown illustrate the values that might be realized upon exercise immediately prior to expiration of their term using 5% and 10% appreciation rates set by the SEC, compounded annually, and, therefore, are not intended to forecast possible future appreciation, if any, of the Company's stock price.

              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END OPTION VALUES

    The following table lists option exercises in fiscal 2003 and the value of options held as of the end of fiscal 2003 by the persons listed in the Summary Compensation Table.

                                                                     NUMBER OF SECURITIES             VALUE OF UNEXERCISED
                                                                    UNDERLYING UNEXERCISED            IN-THE-MONEY OPTIONS
                             SHARES                             OPTIONS AT FISCAL YEAR-END (#)       AT FISCAL YEAR-END ($)
                            ACQUIRED             VALUE
         NAME            ON EXERCISE (#)      REALIZED ($)        EXERCISABLE/UNEXERCISABLE         EXERCISABLE/UNEXERCISABLE
         ----            ---------------      ------------      ------------------------------      -------------------------
Franklin A. Jacobs.....         0                  0                   170,000/240,000                      100,000/0
David L. Morley........         0                  0                   260,000/340,000                      50,000/0
Stephen E. Cohen.......         0                  0                    52,925/30,000                       10,000/0
Michael J. Dreller.....         0                  0                    60,000/30,000                       10,000/0
David K. Denner........         0                  0                        0/0(1)                             0/0

---------
(1) Mr. Denner had 50,000 outstanding options that lapsed upon his resignation.

                             PENSION PLAN TABLE

    The following table sets forth the estimated annual benefits payable under the Company's defined benefit pension plan upon normal retirement of covered individuals. The estimates assume that benefits commence at age 65 under a straight-life annuity form.

                                                              YEARS OF SERVICE
                                        -------------------------------------------------------------
REMUNERATION                               5       10       15       20       25       30       35
------------                            -------  -------  -------  -------  -------  -------  -------
$ 25,000..........................      $ 1,875  $ 3,750  $ 5,635  $ 7,500  $ 9,375  $11,250  $13,125
  50,000..........................        3,750    7,500   11,250   15,000   18,750   22,500   26,250
  75,000..........................        5,625   11,250   16,875   22,500   28,125   33,750   39,375
 100,000..........................        7,500   15,000   22,500   30,000   37,500   45,000   52,500
 150,000..........................       11,250   22,500   33,750   45,000   56,250   67,500   78,750
 175,000..........................       13,125   26,250   39,375   52,500   65,625   78,750   91,875

    The pension plan benefit is determined by calculating 1.5 percent of the average of the plan participant's salary or wages up to the maximum amount permitted under the Internal Revenue Code (currently $170,000). The plan provides for a maximum of salary and wages of up to $75,000 per year from November 1, 1992 to November 1, 1997, and up to $50,000 per year prior to November 1, 1992, for each year of service. Estimated benefit amounts listed in the above table are not subject to any deduction for Social Security benefits or other offset amounts.

    No pension benefits will be earned for service on or after August 1, 2003.

    The credited years of service under the retirement plan for each of the executive officers listed in the Summary Compensation Table are as follows:

   Franklin A. Jacobs   45                     Michael J. Dreller   10
   Stephen E. Cohen     13                     David K. Denner       0
   David L. Morley       3

              EMPLOYMENT ARRANGEMENTS WITH EXECUTIVE OFFICERS

    Other than the employment agreement with Mr. Morley discussed below, the Company is not a party to any employment, severance agreements or similar arrangement with its executive officers.

    On December 6, 2000, in connection with its employment of David L. Morley, the Company entered into an employment agreement with Mr. Morley providing for (i) an initial base salary of $400,000 per year subject to upward adjustments by the Board of Directors, and (ii) the participation by Mr. Morley in the Company's executive bonus plan. In the event that the Company terminates Mr. Morley's employment without cause or Mr. Morley terminates his employment for good cause or because of the occurrence of a change in control, Mr. Morley is entitled to be paid 100% of his annual base salary payable over a twelve month period, subject to certain specified limitations. If his employment is terminated with cause or if Mr. Morley resigns, his salary and bonus rights will cease on the date of such termination or resignation.

-------

    Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate by reference future filings, including this Proxy Statement, in whole or in part, the following Compensation Committee Report, Audit Committee Report, Five Year Total Return Chart and Accounting Fees shall not be incorporated by reference into any such filings.

                       COMPENSATION COMMITTEE REPORT

GENERAL POLICY

    The Company's executive compensation program is linked to corporate performance and returns to stockholders. To this end, the Company has developed a compensation strategy that ties a significant portion of executive compensation to the Company's success in meeting performance goals and to appreciation in the Company's stock price. The overall objectives of this strategy are to attract and retain the best possible executive talent, to link executive and stockholder interests through an equity-based plan and to provide compensation levels that recognize individual contributions as well as overall business results.

    Each year the Compensation Committee reviews the Company's overall executive compensation program in comparison to the Company's executive compensation, corporate performance, stock price appreciation and total return to its stockholders, to other companies of similar size. The annual compensation reviews permit an evaluation of the link between the Company's performance and its executive compensation in the context of the compensation programs of other companies.

    The Compensation Committee determines the compensation of corporate executives elected by the Board of Directors, including the individuals whose compensation is detailed in this proxy statement. In reviewing the individual performance of the executives whose compensation is detailed in this proxy statement, other than Franklin A. Jacobs (the Company's Chief Executive Officer), the Compensation Committee takes into account the views of Mr. Jacobs.

    The key elements of the Company's executive compensation program consist of base salary, annual bonus and stock options. The Compensation Committee's policies with respect to each of these elements, including the basis for the compensation awarded to Mr. Jacobs, are discussed below. The Compensation Committee also takes into account the full compensation package afforded by the Company to the individual, including pension benefits, insurance and other benefits, as well as the programs described below. The Compensation Committee continues to monitor qualifying compensation paid to the Company's executive officers with respect to its deductibility under Section 162(m) of the Internal Revenue Code.

BASE SALARIES

    Base salaries for executive officers are initially determined by evaluating the responsibilities of the position held and the experience of the individual, and by reference to the competitive marketplace for executive talent, including a comparison to base salaries for comparable positions at other companies. The comparative group is not limited to companies that comprise the published industry index shown in the Company's stock performance graph presented below.

    Annual salary adjustments are determined by evaluating the performance of the Company and of each executive officer, and also taking into account new responsibilities. The Compensation Committee exercises judgment and discretion in the information it reviews and the analysis it considers, and where appropriate, also considers non-financial performance measures. These include increases in market share, manufacturing efficiency gains, improvements in product quality and improvements in relations with customers, suppliers and employees.

    With respect to the base salary granted to Mr. Jacobs in fiscal 2003, the Compensation Committee took into account the Company's financial results in fiscal 2002, and the assessment by the Compensation Committee of Mr. Jacob's individual performance. Mr. Jacobs was granted an annual base salary, commencing August 4, 2003, of $770,338, representing a two percent increase over his previous salary, which was last adjusted January 1, 2001.

ANNUAL BONUSES

    The Company's executive officers are eligible for annual cash bonuses under the terms of the Company's Officer Bonus Plan. Under such Plan, the Compensation Committee establishes bonuses as a percentage of base salary to be paid if and to the extent annual projections for net earnings are met or exceeded. In light of the Company's earnings levels in fiscal years 2003, 2002 and 2001, the Compensation Committee did not recommend, nor did the Board of Directors authorize, a bonus for any of the Company's officers attributable to fiscal years 2003, 2002 and 2001. Mr. Jacobs did not participate in the Officer Bonus Plan for fiscal years 2003, 2002 and 2001, and accordingly, was not considered.

STOCK OPTIONS

    The granting of stock options is a key part of the Company's overall compensation program and is designed to provide its executive officers and other key employees with incentives to maximize the Company's long-term financial performance.

    In determining whether and how many options should be granted, the Compensation Committee may consider the responsibilities and seniority of each of the executive officers, as well as the financial performance of the Company and such other factors as it deems appropriate, consistent with the Company's compensation policies. However, the Compensation Committee has not established specific target awards governing the recipient, timing or size of option grants. Thus, determinations by the Compensation Committee with respect to the granting of stock options are subjective in nature.

CONCLUSION

    Through the programs described above, a significant portion of the Company's executive compensation is linked directly to individual and corporate performance. The Compensation Committee intends to continue the policy of linking executive compensation to corporate performance, recognizing that the volatility of the business cycle from time to time may result in an imbalance for a particular period.

                                                S. Lee Kling, Chairman
                                                Martin Blaylock
                                                Michael F. Shanahan, Sr.

                           AUDIT COMMITTEE REPORT

    The Audit Committee is composed of three independent directors as defined by the New York Stock Exchange. The Audit Committee operates under a written charter adopted by the Board of Directors on June 7, 2000.

    We have reviewed and discussed with management the Company's consolidated financial statements as of and for the fiscal year ended November 1, 2003 as well as the quarterly unaudited financial statements.

    We have reviewed and discussed with management and the independent public accountants the quality and the acceptability of the Company's financial reporting and internal controls.

    We have discussed with the independent public accountants the overall scope and plans for their audit as well as the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

    We have discussed with management and the independent public accountants such other matters as required to be discussed with the Audit Committee under Statement on Auditing Standards No. 61 and other auditing standards generally accepted in the United States, the corporate governance standards of the New York Stock Exchange and the Audit Committee's Charter.

    We have received and reviewed the written disclosures and the letter from the independent public accountants required by Independence Standard No. 1 of the Independence Standards Board, and have discussed with the independent public accountants their independence from management and the Company, including the impact of permitted non-audit related services approved by the Committee to be performed by the independent public accountants.

    Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-K for the fiscal year ended November 1, 2003, to be filed with the Securities and Exchange Commission.

                                                Melvin F. Brown, Chairman
                                                Martin Blaylock
                                                Steven C. Roberts

                        FIVE YEAR TOTAL RETURN CHART

    The following chart compares the Company's cumulative yearly stockholder return over a five-year period, calculated monthly, with the NYSE Composite Index of U.S. Companies and a peer group index of public companies that in the judgment of the Company manufacture and/or sell furniture and related products similar to those of the Company. The companies included in the index, in addition to Falcon Products, Inc. are: Chromcraft Revington, Inc.; Flexsteel Industries, Inc.; Herman Miller, Inc.; Hon Industries, Inc.; and Knape & Vogt Manufacturing Co.

    The chart assumes a $100 investment made October 30, 1998 and the reinvestment of all dividends.



                                  [GRAPH]



                                              10/30/98       10/29/99      10/28/00      11/3/01       11/2/02       11/1/03
                                              --------       --------      --------      -------       -------       -------
   Falcon Products, Inc. ...............        100.0          84.1          78.1          54.6          39.4          57.6
   NYSE Stock Market (U.S. Companies)...        100.0         116.7         126.6         107.5          95.2         114.3
   Self-Determined Peer Group...........        100.0          95.8         114.2         102.9         100.8         146.5

                    TRANSACTIONS WITH ISSUER AND OTHERS

    On December 15, 2003, the Company sold $4.15 million of 12% junior subordinated convertible debentures (the "Debentures") due 2010. Interest is payable semiannually on June 15 and December 15, commencing June 15, 2004. The holder of the Debentures is entitled, at his or her option, at any time preceding maturity to convert the principal amount of the Debentures into the Company's common stock at a conversion price of $6.44 per share. The Company may redeem the Debentures at any time prior to December 15, 2008 at 106% of the outstanding principal, provided, however, that as of the business day prior to the giving notice of such redemption, the closing price of the Company's stock has been at least $9.30 per share for at least 20 consecutive trading days immediately preceding the date that the redemption notice is given. The Debentures were sold primarily to members of the Board of Directors and other related parties.

    The Company believes that the terms and conditions of the transactions with affiliated persons described above were no less favorable to the Company than those that would have been available to the Company in comparable transactions with unaffiliated persons.

          SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Such individuals are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms furnished to the Company or written representations that no reports were required to be filed, the Company believes that such persons complied with all Section 16(a) filing requirements applicable to them with respect to transactions during fiscal 2003.

              RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

    On July 24, 2002, the Board of Directors of the Registrant, based on the recommendation of its Audit Committee, dismissed Arthur Andersen LLP ("Andersen") as the Registrant's independent public accountants and engaged Ernst & Young LLP ("Ernst & Young") to serve as the Registrant's independent public accountant for the fiscal year ended November 2, 2002. Andersen audited the Registrant's financial statements for fiscal year 2001, and had been the Registrant's independent public accountants since 1984.

    Andersen's report on the Registrant's consolidated financial statements as of and for the fiscal year ended November 3, 2001, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

    During the fiscal year ended November 3, 2001, and during the subsequent interim periods preceding the engagement of Ernst & Young, there were no disagreements with Andersen on any matter of accounting principle or practice, financial statement disclosure or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused it to make reference to the subject matter in connection with its report on Falcon's consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

    The Registrant requested that Andersen furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made in the Form 8-K filed on July 24, 2002. Andersen communicated to the Registrant that they informed the Securities and Exchange Commission that they were unable to provide letters that corroborate or invalidate the statements contained in the Form 8-K. As a result, no such letter was filed with the Form 8-K.

    During the fiscal year ended November 3, 2001, and the subsequent interim periods preceding the engagement of Ernst & Young, the Registrant had not consulted with Ernst & Young regarding any matter or events set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

    Ernst & Young, the Company's independent public accountants for the fiscal year ended November 1, 2003, have been selected as its independent public accountants for the fiscal year ending October 30, 2004.

Representatives of Ernst & Young are expected to attend the annual meeting and will have the opportunity to make statements and respond to appropriate questions from stockholders.

                              ACCOUNTING FEES

    The following table sets forth the aggregate fees billed to the Company for fiscal years 2003 and 2002 by the Company's independent public accountants, Ernst & Young LLP:

                                                         2003       2002
                                                       --------   --------
Audit Fees...........................................  $181,000   $170,000
Audit-Related Fees...................................      None       None
Tax Fees.............................................   251,000    126,000
All Other Fees.......................................      None       None
                                                       --------   --------
    Total Fees.......................................  $432,000   $296,000
                                                       ========   ========

    The Audit Committee has determined that the nature and extent of non-audit services provided by Ernst & Young LLP is compatible with maintaining auditor independence.

    PROPOSAL 2--FALCON PRODUCTS, INC. 2004 EMPLOYEE STOCK PURCHASE PLAN

    We are asking for your approval of the Company's Employee Stock Purchase Plan (the "ESPP"). The ESPP allows employees to purchase the Company's Common Stock using payroll deductions. We are asking for your approval of the ESPP so that participating employees may receive the special tax treatment provided by the Internal Revenue Code (the "Code"). The Board of Directors of the Company adopted the ESPP subject to shareholder approval.

    Certain key provisions of the ESPP are summarized below. The full text of the ESPP appears in Appendix B to this proxy statement.

SUMMARY DESCRIPTION OF ESPP

    Eligibility. Generally, all employees of the Company and its subsidiaries are eligible to participate in the ESPP. An employee is ineligible to participate, however, if immediately after such grant, such employee would own stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any subsidiary of the Company. The Company and its subsidiaries currently have a total of 1,980 employees.

    Purchase of Shares. The ESPP permits eligible employees to purchase Common Stock through payroll deductions. Participation periods are twelve months in length; the first participation period began November 1, 2003. In general, for each participation period, eligible employees can elect to purchase full shares through payroll deductions of up to 10% of compensation, but in no event may the participant's rights to purchase shares of Common Stock accrue at a rate that exceeds $25,000 of fair market value of Common Stock in a calendar year. The purchase price a participant pays for the shares is equal to 85% of the market closing price of the Common Stock on the first business day or the last business day of each participation period, whichever is lower. On February 13, 2004, the Company's Common Stock closed at $4.08 on the New York Stock Exchange.

    Termination of Employment. If a participant dies, retires or otherwise terminates employment, the participants accumulated payroll deductions as of the date of death, retirement or other termination will be refunded.

    Administration. The ESPP is administered by the Compensation and Nominating Corporate Governance Committee which has the power to interpret the ESPP and may adopt, amend and rescind rules, not inconsistent with the provisions of the ESPP, that it deems advisable. The proceeds of the sale of Common Stock received under the ESPP will constitute general funds of the Company and may be used by it for any purpose.

    Amendment and Termination. The ESPP may be amended by the Company from time to time as it deems desirable in its sole discretion except that approval of the stockholders of the Company is required to the extent the amendment would increase the number of shares available for issuance or materially modify the eligibility conditions or materially increase the benefits available under the ESPP. The Company may terminate the ESPP at any time.

    Authorized Shares. The ESPP provides that 1,500,000 shares of the Company's Common Stock shall be reserved for purchase under the plan. In case of a reorganization, recapitalization, stock split, reverse stock split, stock dividend, combination of shares, merger, consolidation, offering of rights or other change in the capital structure of the Company, the Committee may make such adjustment as it deems appropriate in the number, kind and purchase price of shares of stock available for purchase under the ESPP.

    New Plan Benefits. The following table sets forth the number of shares that may be purchased by the named executives and groups and aggregate dollar value of the discount from the price at which shares would be purchased for the participation period of the ESPP ending October 31, 2004, assuming each such person and each person included in such groups does not change his or her participation in the ESPP from its existing level through the date of exercise of his or her right to purchase the shares and that the market closing price of shares of Common Stock on the last business day of this participation period is not less than $5.51, which was the market closing price of Common Stock on the first business day of the participation period.

                                                              DOLLAR        NUMBER
                                                               VALUE          OF
NAME AND POSITION                                               ($)         SHARES
-----------------                                             -------       -------
Franklin A. Jacobs (Chairman and Chief Executive Officer)...        0             0

David L. Morley (President and Chief Operating Officer).....  $ 7,200         8,711

Stephen E. Cohen (Vice President--Sales and Marketing)......  $ 3,537         4,279

Michael J. Dreller (Vice President--Finance and Chief
  Financial Officer)(1).....................................        0             0

David K. Denner (Vice President--Operations)(2).............        0             0

Executive Group (All Executive Officers of the Company as a
  group)....................................................  $13,648        16,513

Non-Executive Director Group (All Directors of the
  Company who are not Executive Officers, as a group).......        0             0

Non-Executive Officer Employee Group (All employees,
  including all officers who are not Executive Officers, as
  a group)..................................................  $35,810        43,327

---------
(1)  Mr. Dreller resigned as Vice President--Finance and Chief
     Financial Officer, Secretary and Treasurer effective January
     16, 2004.

(2)  Mr. Denner resigned as Vice President--Operations of the
     Company on June 20, 2003.

    Federal Income Tax Consequences. If the shareholders of the Company approve the ESPP as described above, the ESPP and the right of participants to make purchases thereunder, should qualify for treatment under the provisions of Sections 421 and 423 of the Code. Under these provisions no income will be taxable for United States federal income tax purposes to a participant until the shares purchased under the ESPP are sold or otherwise disposed of.

    Generally, if shares of Common Stock are issued to a participant under the ESPP, and if no disposition of such shares is made within two years of the first day of the participation period, then

    (a) no income will be realized by the participant at the time of the transfer of the shares to such participant and

    (b) when the participant sells or otherwise disposes of such shares (or dies holding the shares), there will be included in his or her gross income, as compensation, an amount equal to the lesser of (i) the amount by which the fair market value of the shares on the first day of the participation period exceeds the purchase price for the shares, or (ii) the amount by which the fair market value at the time of disposition or death exceeds the purchase price for the shares.

Any further gain will be treated for federal income tax purposes as long-term capital gain, provided that the employee holds the shares for the applicable long-term capital gain holding period after the last day of the participation period applicable to such shares.

    No deduction will be allowed to the Company for federal income tax purposes in connection with the grant or exercise of any right to purchase shares under the ESPP if there is no disposition of the shares within the two-year period referred to above. If there is a disposition of shares by a participant within such period, such participant will realize ordinary income in the year of disposition in an amount equal to the difference between the purchase price and the fair market value of the shares at the time of purchase, and the Company will generally be entitled to a deduction in the same amount. The amount of ordinary income realized by the participant may be subject to withholding for taxes. Any difference between the amount received by an employee upon such a disposition and the fair market value of the shares at the time of purchase will be capital gain or loss, as the case may be.

    New Plan Benefits. Because benefits under the ESPP depend on employees' elections to participate and the fair market value of the Company's Common Stock at various future dates, it is not possible to determine future benefits that will be received by executive officers and other employees if the ESPP is approved by the stockholders. Non-employee directors are not eligible to participate in the ESPP.

ADDITIONAL INFORMATION

    The affirmative vote of the majority of the shares present in person or represented by proxy at the annual meeting is required for approval of the ESPP. If you do not approve the ESPP, no purchases will be permitted under the ESPP.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE
         COMPANY'S EMPLOYEE STOCK PURCHASE PLAN AS DESCRIBED ABOVE.

          PROPOSAL 3--FALCON PRODUCTS, INC. 2004 STOCK OPTION PLAN

    We are asking for your approval of the Falcon Products, Inc. 2004 Stock Option Plan (the "2004 Plan"). The Company's Board of Directors has adopted the 2004 Plan and directed that it be submitted to stockholders for approval. Approval of the 2004 Plan will enable the Company to provide key employees with stock options, an incentive directly linked to increases in stockholder value, and will help the Company attract and retain key employees. Approval will also ensure that one of the conditions necessary to securing tax deduction for compensation paid under the 2004 Plan is met.
Section 162(m) of the Code imposes a limit on the tax deductibility by a company of compensation in excess of $1,000,000 in any year paid to a person whose compensation is required to be disclosed in the Summary Compensation Table. The limit does not apply to performance-based compensation, such as compensation received from the exercise of stock options, if certain conditions, including stockholder approval, are met.

    Certain key provisions of the 2004 Plan are summarized below. The full text of the plan appears in Appendix C to this proxy statement.

SUMMARY DESCRIPTION OF THE 2004 PLAN

    Eligibility. Officers and key employees of the Company or any of its subsidiaries are eligible for grants under the 2004 Plan. The total number of shares of Common Stock subject to stock options that may be awarded to any one person in any calendar year cannot exceed 150,000, subject to adjustments for changes in capitalization, such as stock splits. As mentioned under the description of Proposal 2, the Company and its subsidiaries currently have a total of 1,980 employees.

    Authorized Shares. The 2004 Plan authorizes up to 1,500,000 shares of Company Stock for grants of stock options. The Common Stock shares may be newly issued shares or treasury shares or both. The number of shares authorized may be adjusted for stock dividend, stock splits, reorganizations, mergers and similar events. Shares subject to stock options that are forfeited or terminated will be available for grants of other options.

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

    Administration. The Compensation and Nominating/Corporate Governance Committee of the Board will administer the 2004 Plan. The members of this committee are directors who are not and who have not been for the three years prior to the date of determination employees of the Company and its subsidiaries. The committee may delegate its authority so long as the delegation would not cause grants under the Plan to cease to be exempt from the short swing profit provisions of Section 16(b) of the Securities and Exchange Act of 1934 or to fail to qualify for the exemption from the limitation of Section 162(m) of the Code. With certain exceptions, the full Board may also exercise the authority granted to the Compensation and Nominating/Corporate Governance Committee. The proceeds of the sale of Common Stock received by the Company upon the exercise of options granted under the 2004 Plan will constitute general funds of the Company and may be used by it for any purpose.

    Awards. Under the terms of the 2004 Plan, eligible employees may receive stock options. The stock options may be either non-qualified stock options or incentive stock options.

    As the Administrator of the 2004 Plan, Compensation and Nominating/Corporate Governance Committee of the Board has the authority to establish the terms and conditions of the options, subject to certain limitations set forth in the 2004 Plan. Under the terms of the 2004 Plan, the exercise price of an option (whether an incentive stock or a non-qualified stock option) cannot be less than 100% of the fair market value of the stock subject to the option on the grant date and the term of the option cannot exceed ten years. Options granted under the 2004 Plan are not transferable except by the laws of descent and distribution, except that non-qualified stock options may be transferred without consideration to certain members of the participant's family, a trust for the benefit of the participant and/or certain family members and certain family partnerships or companies.

    Incentive stock options must also meet the requirements of the Code.

    Change of Control. Upon a change of control of the Company (as defined in the 2004 Plan) any non-qualified stock options and incentive stock options that are not then exercisable will become fully exercisable.

    U.S. Federal Tax Consequences of Stock Options. A participant in the 2004 Plan does not realize taxable income upon the grant of a non-qualified stock option, and no tax deduction is available to the Company at grant. Upon exercise of the option, the excess of the fair market value of the shares on the date of exercise over the option price will be taxable to the participant and deductible by the Company. The tax basis of shares acquired will be the fair market value on the date of exercise. The participant will realize capital gain or loss upon disposition of the shares.

    A 2004 Plan participant does not realize taxable income, and no tax deduction is available to the Company, upon either the grant or exercise of an incentive stock option. If a participant holds the shares acquired upon the exercise of an incentive stock option for more than one year after the stock option exercise and more than two years after the date of the option grant (the "holding period"), the difference between the option price and the amount realized upon the sale of the shares will be treated as long-term capital gain or loss and no deduction will be available to the Company. If the shares are transferred before the expiration of the holding period, the participant will realize ordinary income, and the Company will be entitled to a deduction on a portion of the gain, if any, equal to the difference between the option price and the lesser of the fair market value of the shares on the date of exercise or the amount realized on the disposition. Any further gain or loss will be taxable as long-term or short-term capital gain or loss depending upon the holding period before disposition.

    The Company believes that compensation received by participants on the exercise of non-qualified options, or the disposition of shares acquired upon the exercise of any incentive stock options, will be considered performance-based compensation and thus not subject to the $1,000,000 limit on deductibility of compensation under Section 162(m) of the Internal Revenue Code.

    2004 Plan Participants are responsible for the payment of all withholding taxes due in connection with the exercise or disposition of a stock option. These participants may direct the Company to withhold shares to be issued on an option exercise or stock award to satisfy their minimum required withholding obligation.

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

    Amendments. The Company's Board of Directors may amend from time to time or terminate the 2004 Plan. No amendment or termination, however, may change the terms and conditions of any existing stock option without the participant's consent. In addition, no amendment is permitted without stockholder approval which would:

    * Increase the number of shares available under the 2004 Plan or the number of shares that may be granted to any individual participant;

    * Increase the amount or type of benefits that may be granted under the 2004 Plan; or

    * Modify the eligibility requirements.

ADDITIONAL INFORMATION

    The grant of options under the 2004 Plan is subject to the discretion of the Compensation and Nominating/Corporate Governance Committee of the Board. As of the date of this Proxy Statement, there has been no determination by that Board committee with respect to future awards under the 2004 Plan. Accordingly, future awards are not determinable.

    On February 13, 2004 the closing price on the New York Stock Exchange of the Company's Common Stock was $4.08.

    The affirmative vote of the majority of the shares present in person or represented by proxy at the annual meeting is required for approval of the 2004 Plan. If stockholders do not approve the 2004 Plan, grants will not be made under that plan.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE
                  COMPANY'S 2004 PLAN AS DESCRIBED ABOVE.

                               ANNUAL REPORT

    The Annual Report of the Company for fiscal 2003 accompanies this Notice of Annual Meeting and Proxy Statement.

                    FUTURE PROPOSALS OF SECURITY HOLDERS

    All proposals of security holders intended to be presented at the 2005 annual meeting of stockholders must be received by the Company not later than September 30, 2004, for inclusion in the Company's 2005 proxy statement and form of proxy relating to the 2005 annual meeting.

    In addition, under the SEC's proxy rules, if a stockholder wishes to bring a proposal before the annual meeting of stockholders outside of the proxy inclusion process discussed above but does not provide written notice of the proposal to the Company at least 45 days before the anniversary date of the day that proxy materials were first mailed for the prior year's annual meeting of stockholders, such notice will be untimely and any proxies received by the Board of Directors from stockholders in response to its solicitation will be voted by the Company's designated proxies in their discretion on such matter, regardless of whether specific authority to vote on such matter has been received from the stockholders submitting such proxies. Accordingly, any stockholder who wishes to submit a proposal at the 2005 annual meeting of stockholders and also wishes to avoid, in certain instances, the possibility of discretionary voting by the Company's proxies on such matter must give written notice to the Secretary of the Company on or before December 14, 2004.

                         HOUSEHOLDING OF MATERIALS

    In some instances, only one copy of this proxy is being delivered to multiple stockholders, sharing an address, unless the Company has received instructions from one or more of the stockholders to continue to deliver multiple copies. We will deliver promptly upon oral or written request a separate copy of the proxy statement to any stockholder at your address. If you wish to receive a separate copy of the proxy statement, you may call us at (314) 991-9200, or send a written request to Investor Relations, Falcon Products, Inc., 9387 Dielman Industrial Drive, St. Louis, Missouri, 63132. If you have received only one copy of the proxy statement and wish to receive a separate copy for each stockholder in the future, you may call us at the telephone number

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

or write us at the address listed above. Alternatively, stockholders sharing an address who now receive multiple copies of the proxy statement may request delivery of a single copy, also by calling us at the number or writing to us at the address listed above.

                               MISCELLANEOUS

    The Company will pay the cost of soliciting proxies in the accompanying form. In addition to solicitation by mail, certain officers and regular employees of the Company may solicit the return of proxies by telephone, telegram or personal interview and may request brokerage houses, custodians, nominees and fiduciaries to forward soliciting material to their principals and will agree to reimburse them for their reasonable out-of-pocket expenses.

                               OTHER BUSINESS

    The Board of Directors knows of no business to be brought before the annual meeting other than as set forth above. If other matters properly come before the meeting, it is the intention of the persons named in the solicited proxy to vote the proxy on such matters in accordance with their judgment.

    Stockholders are urged to mark, sign and send in their proxies without delay.

    A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR FISCAL 2003 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (INCLUDING RELATED FINANCIAL STATEMENTS AND SCHEDULES) IS AVAILABLE TO STOCKHOLDERS WITHOUT CHARGE, UPON WRITTEN REQUEST TO INVESTOR RELATIONS, FALCON PRODUCTS, INC., 9387 DIELMAN INDUSTRIAL DRIVE, ST. LOUIS, MISSOURI 63132.

                                     By Order of the Board of Directors
                                             FRANKLIN A. JACOBS
                                    Chairman and Chief Executive Officer

St. Louis, Missouri
February 20, 2004

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

                                                                  APPENDIX A

                            AMENDED AND RESTATED
                          AUDIT COMMITTEE CHARTER

                           FALCON PRODUCTS, INC.

    This charter (the "Charter") shall govern the operations of the Audit Committee (the "Committee") of Falcon Products, Inc. (the "Company").

COMPOSITION

    The Committee shall be appointed by the Board and shall be comprised of at least three directors, each of whom is an "independent" director. An independent director is a member of the Board of Directors of the Company who:

    * the Board of Directors of the Company has affirmatively determined has no material commercial, industrial, banking, consulting, legal, accounting, charitable or familial relationship with the Company, either individually or as a partner, shareholder or officer of an organization or entity having such a relationship with the Company;

    * is not, and has not been for the three years prior to the date of determination, an employee of the Company;

    * is not, and has not been, affiliated with or employed by the present or former auditor of the Company, or one of the auditor's affiliates, unless it has been more than three years since the affiliation, employment or the auditing relationship ended;

    * is not, and has not been for the three years prior to the date of determination, part of an interlocking directorship in which an executive officer of the Company serves on the compensation committee of the company that concurrently employed the director;

    * does not, and has not for the three years prior to the date of determination, received any compensation from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service);

    * is not, and has not been for the three years prior to the date of determination, an executive officer or an employee of another company
      (1) that accounts for at least 2% of the Company's consolidated gross revenues or (2) for which the Company accounts for at least 2% or $1 million, whichever is greater, of such other company's consolidated gross revenues; and

    * has, and for the three years prior to the date of determination had, no immediate family members (i.e., spouse, parents, children, siblings, mothers- and fathers-in-law, sons- and daughters-in-law, brothers- and sisters-in-law and anyone who shares the director's home) in any of the above categories; provided, however, that in the case of employment of one of the above-described immediate family members, the family member must have served as an officer or partner of the subject entity to impact the director's independence.

    Each director who serves on the Committee shall, in the judgment of the Board of Directors, be financially literate, and at least one member shall be an "Audit Committee financial expert." A director shall be considered a Committee financial expert if the director:

    * has an understanding of financial statements and generally accepted accounting principles;

    * has the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves;

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

    * has experience preparing, or actively supervising others in, auditing, analyzing or evaluating financial statements with a breadth and level of complexity generally comparable to the breadth and complexity of issues that can reasonably be expected to arise in the Company's financial statements;

    * has an understanding of internal controls and procedures for financial reporting; and

    * has an understanding of the functions of the Committee.

    The Board of Directors can determine that a person has acquired the above attributes through the person's education and experience as, or experience actively supervising, a principal financial officer, principal accounting officer, controller, public accountant or auditor or another position with responsibility for the preparation, auditing or evaluation of financial statements.

    Committee members shall serve until such member's successor is appointed and qualified or until such member's earlier resignation or removal. The members of the Committee may be removed, with or without cause, by a majority vote of the Board of Directors. The Committee shall have the authority to delegate, in its sole discretion, any of its responsibilities to subcommittees as it deems appropriate.

PURPOSE AND AUTHORITY

    The Committee shall have the sole authority to hire and fire the independent auditors of the Company and to approve any non-audit relationship with the independent auditors. The purpose of the Committee shall be to assist the Board of Directors of the Company in the Board's oversight of:

    * the integrity of the Company's financial statements;

    * the Company's compliance with applicable legal and regulatory requirements with respect to financial reporting;

    * the independent auditor's qualifications and independence; and

    * the performance of the Company's internal audit function and the Company's independent auditors.

    In discharging its oversight role, the Committee is empowered to investigate any matter related to the financial condition of the Company with full access to all books, records, facilities and personnel of the Company and to retain, at the Company's expense, independent counsel, auditors or other experts for this purpose.

    The Committee will also prepare its report that is required by the rules and regulations of the Securities and Exchange Commission to be included in the Company's proxy statement for the annual meeting of stockholders. The Committee will maintain free and open means of communication between the Board of Directors, the independent auditors, the internal auditors and those responsible for financial management for the Company.

RESPONSIBILITIES AND DUTIES

    The Committee's job is one of oversight and it recognizes that the Company's management is responsible for preparing the Company's financial statements and that the independent auditors are responsible for auditing those financial statements. The Committee also recognizes that Company management and the independent auditors have more time, knowledge and more detailed information concerning the Company than do Committee members; consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the independent auditor's work.

    The Committee believes that it can best carry out its responsibilities by keeping its policies and procedures flexible in order to best react to changing conditions and circumstances; however, the following functions shall be the principal recurring activities of the Committee in carrying out its oversight function. These functions are established as a guide with the understanding that the Committee may diverge from them as appropriate.

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

Specifically, the Committee will:

    * have regular meetings at least four times a year and special meetings as the Committee may deem necessary;

    * retain and terminate, as the Committee deems necessary, the independent auditors to audit the consolidated financial statements of the Company and its subsidiaries on an annual basis and any legal, accounting and other outside advisors to advise the Committee on any matter within the scope of the Committee's duties and responsibilities;

    * meet with the independent auditors and financial management of the Company to review the scope of the proposed audit for the then-current year, the proposed audit fees and the audit procedures to be utilized, and at the conclusion thereof, review such audit, including any comments or recommendations of the independent auditors, and elicit the judgment of the independent auditors regarding the quality of the accounting principles applied to the Company's financial reporting;

    * at least annually, assess the independence of the independent auditor by reviewing all relationships between the independent auditor and the Company and obtain and review a report by the independent auditor describing the independent auditor's internal quality-control procedures, any material issues raised in the most recent quality-control review or peer review of the independent auditor or by any inquiry or investigation of the independent auditor by a governmental or professional authority within the past five years with respect to one or more audits carried out by the independent auditor and any steps taken by the independent auditor to deal with the issues;

    * review the annual audited and quarterly financial statements with management and the independent auditors, including the disclosures in the management's discussion and analysis section of the Form 10-K or Form 10-Q. In conjunction with such annual or quarterly review, the Committee shall review:

        * major issues regarding accounting principles and financial statement presentation, including any significant changes in the Company's selection or application of accounting principles and major issues as to the adequacy and effectiveness of internal controls and any special audit actions taken in light of major internal control deficiencies;

        * analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including an analysis of the effects of alternative methods of generally accepted accounting principles on the financial statements; and

        * the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on financial statements;

    * discuss the type of information to be disclosed in earnings press releases, earnings guidance and other financial presentations that are to be provided to analysts, rating agencies and the general public, paying particular attention to the use of "pro forma" or "as adjusted" financial disclosures that are not determined in accordance with generally accepted accounting principles;

    * discuss the Company's guidelines and policies regarding risk assessment and risk management;

    * provide the opportunity for management, the internal auditors and the independent auditors to meet separately with the Committee. Among the items to be discussed at the meeting with the independent auditors should include any restrictions placed on the scope of the independent auditors activities and access to information and an evaluation by the internal auditors of the Company's financial, accounting and internal auditing personnel and the cooperation that the independent auditors received from such personnel during the course of the audit. The Committee shall be informed of and may review:

        * any accounting adjustments that were noted by the independent auditors but "passed" (as immaterial or otherwise);

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

        * any communications between the independent audit team and the independent auditor's national offices about auditing or accounting issues raised in the course of the audit of the Company's financial statements; or

        * any management letter issued by the audit firm to the Company.

      The meeting with the internal auditors should include a review of the responsibilities, budget and staffing of the Company's internal audit function as well as the internal auditors' independence and authority, reporting obligations, proposed internal audit plan for the coming year and coordination of the plan with the independent auditors. The internal auditors should also present a summary of findings for completed internal audits and progress reports on current internal audit plans, with explanations for any deviations from the plan;

    * review and approve all relationships between the independent auditors and the Company, other than the audit of the financial statements with a view toward ensuring the objectivity and independence of the independent auditors. In this regard, the Committee will set clear hiring policies with respect to employees or former employees of the independent auditors by the Company to ensure that there are no direct or indirect adverse effect on independence of the independent auditors due to the potentiality of future employment by the Company of such personnel;

    * establish procedures for the receipt, retention and treatment of complaints and concerns received by the Company regarding accounting, internal controls and auditing matters and for the confidential, anonymous submission of such complaints and concerns by employees of the Company; and

    * submit reports of all meetings of the Committee to, and discuss the matters covered at each Committee meeting with the Board of Directors. The reports to the Board should include a review of any issues relating to the quality and integrity of the Company's financial statements, its compliance with legal and regulatory requirements, the performance and independence of the independent auditors and the performance of the internal audit function.

                               ANNUAL REVIEW

    The Committee annually will review and assess the adequacy of the Charter and the Committee's own performance under the Charter. The Committee will determine whether any changes to the Charter are advisable or any corrective actions should be undertaken to correct any deficiencies or weaknesses noted in the self-evaluation. The findings of the Committee, as well as any amendments to the Charter, will be presented to the Board of Directors for its approval.

                                PUBLICATION

    The Charter shall be published on the Company's Internet website and will otherwise be filed or reported as may be required by applicable law.

    As amended and restated by the Board of Directors on January 22, 2004.

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

                                                                  APPENDIX B

                           FALCON PRODUCTS, INC.

                        EMPLOYEE STOCK PURCHASE PLAN

                           FALCON PRODUCTS, INC.

                        EMPLOYEE STOCK PURCHASE PLAN
                             TABLE OF CONTENTS

SECTION 1 - INTRODUCTION................................................B-4
  1.1   Purpose.........................................................B-4
  1.2   Stock Purchase Plan.............................................B-4
  1.3   Effective Date and Term.........................................B-4
  1.4   Participating Subsidiaries......................................B-4
  1.5   Stock Subject to Plan...........................................B-4

SECTION 2 - DEFINITIONS.................................................B-4
  2.1   "Beneficiary"...................................................B-4
  2.2   "Board".........................................................B-4
  2.3   "Code"..........................................................B-4
  2.4   "Committee".....................................................B-4
  2.5   "Company".......................................................B-4
  2.6   "Compensation"..................................................B-4
  2.7   "Custodian".....................................................B-5
  2.8   "Effective Date"................................................B-5
  2.9   "Employee"......................................................B-5
  2.10  "Fair Market Value".............................................B-5
  2.11  "Offering Date".................................................B-5
  2.12  "Offering Period"...............................................B-5
  2.13  "Option Account"................................................B-5
  2.14  "Participating Subsidiary"......................................B-5
  2.15  "Plan"..........................................................B-5
  2.16  "Stock".........................................................B-5
  2.17  "Subsidiary"....................................................B-5
  2.18  "Termination Date"..............................................B-5

SECTION 3 - ENROLLMENT AND CONTRIBUTIONS................................B-5
  3.1   Eligibility for Enrollment......................................B-5
  3.2   Enrollment Procedure............................................B-6
  3.3   Contributions...................................................B-6
  3.4   Option Accounts.................................................B-6
  3.5   No Funding of Accounts..........................................B-6

SECTION 4 - GRANT AND EXERCISE OF OPTION................................B-6
  4.1   Grant of Options; Terms.........................................B-6
  4.2   Purchase of Stock; Price........................................B-7
  4.3   Option Accounts.................................................B-7
  4.4   No Interest on Account Balances.................................B-7

SECTION 5 - TERMINATION OF ENROLLMENT...................................B-7
  5.1   Termination of Enrollment.......................................B-7
  5.2   Distributions to Employee.......................................B-8
  5.3   Beneficiaries...................................................B-8

SECTION 6 - PLAN ADMINISTRATION.........................................B-8
  6.1   Committee.......................................................B-8
  6.2   Committee Powers................................................B-8
  6.3   Committee Actions...............................................B-9
  6.4   Member Who is Participant.......................................B-9
  6.5   Information Required from Company...............................B-9
  6.6   Information Required from Employees.............................B-9

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  6.7   Uniform Rules and Administration................................B-9

SECTION 7 - AMENDMENT AND TERMINATION...................................B-9
  7.1   Amendment.......................................................B-9
  7.2   Termination....................................................B-10
  7.3   Rights Upon Termination........................................B-10

SECTION 8 - GENERAL PROVISIONS.........................................B-10
  8.1   No Transfer or Assignment......................................B-10
  8.2   Equal Rights and Privileges....................................B-10
  8.3   Rights as Stockholder..........................................B-10
  8.4   Rights as Employee.............................................B-10
  8.5   Costs..........................................................B-10
  8.6   Application of Funds...........................................B-10
  8.7   Reports........................................................B-10
  8.8   Actions by Company.............................................B-10
  8.9   Governmental Approval..........................................B-10
  8.10  Stockholder Approval...........................................B-10
  8.11  Applicable Law.................................................B-11
  8.12  Gender and Number..............................................B-11
  8.13  Headings.......................................................B-11

                           FALCON PRODUCTS, INC.

                        EMPLOYEE STOCK PURCHASE PLAN

                          SECTION 1 - INTRODUCTION

    1.1 PURPOSE. The purpose of the Falcon Products, Inc. Employee Stock Purchase Plan is to provide eligible employees of the Company and its Subsidiaries the opportunity to acquire a proprietary interest in the Company and thereby provide employees with an additional incentive to contribute to the long-term profitability and success of the Company and its Subsidiaries. The Plan is for the exclusive benefit of eligible employees of the Company and its Subsidiaries.

    1.2 STOCK PURCHASE PLAN. The Plan is a stock purchase plan that is intended to satisfy all requirements of Section 423 of the Internal Revenue Code of 1986, as amended. Any provision of the Plan inconsistent with Code
Section 423 will, without further act or amendment by the Company, be reformed to comply with Code Section 423.

    1.3 EFFECTIVE DATE AND TERM. The Plan will be effective November 1, 2003, subject to approval of the Plan by the stockholders of the Company within twelve months of its adoption by the Board of Directors. The Plan shall continue in effect until the earlier of the date the Company terminates the Plan or the date all of the shares of Stock subject to the Plan, as amended from time to time, are purchased.

    1.4 PARTICIPATING SUBSIDIARIES. A Subsidiary of the Company as of the Effective Date will be deemed to have adopted the Plan for its eligible Employees as of the Effective Date and any corporation that becomes a Subsidiary after the Effective Date will be deemed to have adopted the Plan for its eligible Employees immediately upon becoming a Subsidiary, unless the Company acts to exclude the Subsidiary and its eligible Employees from participation in the Plan.

    1.5 STOCK SUBJECT TO PLAN.

    (a) The Stock subject to purchase under the Plan will be shares of the Company's authorized but unissued shares, or previously issued shares of Stock reacquired and held by the Company, or shares acquired in the market. The aggregate number of shares of Stock that may be purchased under the Plan shall not exceed one million five hundred thousand (1,500,000) shares. All shares of Stock purchased under the Plan will count against this limitation.

    (b) In case of a reorganization, recapitalization, stock split, reverse stock split, stock dividend, combination of shares, merger, consolidation, offering of rights or other change in the capital structure of the Company, the Committee may make such adjustment as it deems appropriate in the number, kind and purchase price of shares of Stock available for purchase under the Plan, subject to Section 7.1.

                          SECTION 2 - DEFINITIONS

    For purposes of this Plan, the following words and phrases, whether or not capitalized, have the meanings specified below, unless the context plainly requires a different meaning:

    2.1 "BENEFICIARY" means a person to whom all or a portion of the cash amounts due to the Employee under this Plan will be paid if the Employee dies before receiving such cash amounts.

    2.2 "BOARD" means the Board of Directors of the Company.

    2.3 "CODE" means the Internal Revenue Code of 1986, as amended, and all regulations thereunder.

    2.4 "COMMITTEE" means the Compensation and Nominating/Corporate Governance Committee of the Board to administer the Plan.

    2.5 "COMPANY" means Falcon Products, Inc.

    2.6 "COMPENSATION" means wages, salary and commissions for services rendered paid to an Employee by the Company or any Participating Subsidiary during the applicable period specified in the Plan, including amounts contributed by the Employee to any plan or plans established by the Company or Participating

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Subsidiary in accordance with sections 125 or 401(k) of the Code or to any nonqualified deferred compensation plan or plans established by the Company or Participating Subsidiary. Bonuses, overtime and shift premiums paid to an Employee shall not be included in Compensation.

    2.7 "CUSTODIAN" means the custodian for the Plan appointed by the Company.

    2.8 "EFFECTIVE DATE" means November 1, 2003.

    2.9 "EMPLOYEE" means any employee of the Company or a Participating Subsidiary.

    2.10 "FAIR MARKET VALUE" means the fair market value of one share of Stock as of a particular day, which shall generally be the closing price per share of Stock on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") on that day, or, if such day is not a trading day, the last preceding trading day.

    2.11 "OFFERING DATE" means the first day of the Offering Period.

    2.12 "OFFERING PERIOD" means November 1, 2003 through October 31, 2004 and each consecutive twelve month period thereafter; or such other period designated by the Committee in its sole discretion.

    2.13 "OPTION ACCOUNT" means the Account maintained on behalf of the Employee under Section 3.4 to which contributions to the Plan are credited and from which amounts are withdrawn to exercise options on a Termination Date.

    2.14 "PARTICIPATING SUBSIDIARY" means a Subsidiary which is participating in the Plan in accordance with Section 1.4.

    2.15 "PLAN" means the Falcon Products, Inc. Employee Stock Purchase Plan, as described in this document and as amended from time to time.

    2.16 "STOCK" means the Common Stock of the Company.

    2.17 "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time an option is granted, each of the corporations other than the last corporation owns 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

    2.18 "TERMINATION DATE" means the last day of an Offering Period; provided however, that if the last day of an Offering Period is not a business day, the immediately preceding business day shall be the Termination Date.

                  SECTION 3 - ENROLLMENT AND CONTRIBUTIONS

    3.1 ELIGIBILITY FOR ENROLLMENT.

    (a) An Employee may enroll in the Plan for an Offering Period unless one of the following applies:

        (i) The Employee would, immediately upon enrollment, own directly or indirectly, or hold options or rights to acquire, an aggregate of five percent (5%) or more of the total combined voting power or value of all outstanding shares of all classes of the Company or any Subsidiary, determined in accordance with Section 423(d) of the Code; or

        (ii) The Employee is not employed by the Company or a Participating Subsidiary on the Offering Date; or

        (iii) The terms of the Employee's employment are covered by a collective bargaining agreement and the applicable union or other collective bargaining unit has refused to accept the Plan (having been specifically requested to do so by the Company).

    (b) The Committee or its designee will notify an Employee that the Employee is first eligible to enroll in the Plan and make available to each eligible Employee the necessary enrollment forms before the Offering Date.

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    3.2 ENROLLMENT PROCEDURE.

    (a) To enroll in the Plan for an Offering Period, an Employee must file an enrollment form with the Company and elect to make contributions under the Plan in accordance with Section 3.3. The enrollment form must be received by the Company at least fifteen (15) calendar days prior to the Offering Date and must state the contribution rate elected by the Employee for the Offering Period.

    (b) An Employee whose enrollment in and contributions under the Plan continue throughout an Offering Period will automatically be enrolled in the Plan for the next Offering Period unless (i) the Employee files a written notice of withdrawal with the Company before the Offering Date for the next Offering Period in accordance with Section 5.1(a)(i) or (ii) on the Offering Date for such Offering Period the Employee is described in Section 3.1(a)(i), (ii) or (iii). The contribution rate for an Employee who is automatically enrolled for an Offering Period pursuant to this Section will be the contribution rate in effect for the immediately preceding Offering Period, unless the Employee files an amended enrollment form with the Company at least fifteen (15) calendar days prior to the next subsequent Offering Period designating a different contribution rate.

    3.3 CONTRIBUTIONS.

    (a) To enroll for the first time in the Plan for an Offering Period, an Employee must elect to make a contribution under the Plan, subject to the terms and conditions prescribed below, by means of payroll deduction for each payroll period within the Offering Period.

    (b) An Employee may elect to make payroll deduction contributions in amounts not less than one percent (1%) of Compensation per payroll period and not more than the lesser of (i) ten percent (10%) of Compensation per Offering Period (or such other amount as the Committee may establish from time to time and communicate to Employees before the Offering Date) or (ii) a percentage of Compensation for each payroll period that ensures that the limit on the purchase of shares of Stock specified in Section 4.1 is not exceeded for the Offering Period.

    (c) Payroll deductions will commence with the first payroll period that begins within the Offering Period and will be made in conformity with the Company's payroll deduction schedule and practices.

    (d) Except as provided in Section 5.1, an Employee may elect to increase, decrease or discontinue contributions only as of the beginning of the first payroll period in an Offering Period by giving written notice to the Committee at least fifteen (15) calendar days before such payroll period takes effect.

    3.4 OPTION ACCOUNTS. All contributions made by an Employee under the Plan will be credited to an Option Account maintained by the Company or the Custodian on behalf of the Employee. The Company will make the credit as soon as practicable after the contributions are withheld from the Employee's Compensation.

    3.5 NO FUNDING OF ACCOUNTS. No cash shall be set aside with respect to an Option Account until it is credited thereto. Nothing contained in this Plan and no action taken pursuant to the provisions hereof shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Employee or any other person with respect to an Option Account. Amounts credited to an Option Account at any time and from time to time shall be the general assets of the Company. To the extent that any person acquires a right to receive the benefit of amounts credited to an Option Account, such right shall be that of an unsecured general creditor of the Company.

                  SECTION 4 - GRANT AND EXERCISE OF OPTION

    4.1 GRANT OF OPTIONS; TERMS. Enrollment in the Plan for an Offering Period will constitute the grant by the Company of an option to purchase shares of Stock under the Plan during such Offering Period. Enrollment in the Plan (whether initial or continuing) for each Offering Period will constitute a new grant of an option to purchase shares of Stock under the Plan. All Employees granted options shall have the same rights and privileges as required by section 423(b)(5) of the Code. Each option will be subject to the following terms:

    (a) The option price will be as specified in Section 4.2.

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    (b) Except as limited in (e) below, the number of shares of Stock subject to the option will equal the number of whole and fractional shares of Stock that can be purchased at the option price specified in Section 4.2 with the aggregate amount credited to the Employee's Option Account as of the Termination Date.

    (c) The option will be exercised on the Termination Date for the Offering Period.

    (d) The payment by an Employee for the shares of Stock purchased under an option will be made only through payroll deduction in accordance with
Section 3.3.

    (e) The number of shares of Stock subject to the option for any Employee (when taken together with all other options held by such Employee under the Plan and under any other stock purchase plan of the Company or a Subsidiary at any time during the calendar year in which the option is granted) will not exceed the number derived by dividing twenty five thousand dollars ($25,000) by the Fair Market Value of a share of Stock on the Offering Date for the Offering Period.

    4.2 PURCHASE OF STOCK; PRICE.

    (a) As soon as practicable after the Termination Date of each Offering Period, the Company or Custodian will apply to the purchase of shares of Stock the amounts credited to each Employee's Option Account as of such Termination Date. The Stock so purchased shall be allocated to the Option Account for the Employee. The Stock shall be held by the Custodian on behalf of the Employee and registered in the name of a nominee.

    (b) The option price of each share of Stock purchased as of a Termination Date shall be the lower of:

        (i) Eighty five percent (85%) of the Fair Market Value of the Stock on the Offering Date for such offering, or

        (ii) Eighty five percent (85%) of the Fair Market Value of the Stock on the Termination Date for such offering.

    4.3 OPTION ACCOUNTS.

    (a) All whole and fractional shares of Stock purchased on behalf of an Employee as of a Termination Date shall be credited to such Employee's Option Account as of such date. Any cash in lieu of fractional share remaining on distribution of shares or on termination of the Plan shall be distributed to the Employee. Dividends payable with respect to shares of Stock credited to the Employee's Option Account will be credited to the Employee's Option Account and used by the Custodian to purchase additional shares of Stock on the open market as soon as administratively feasible following receipt of the dividend payment by the Custodian.

    (b) In the event the amount withheld through payroll deductions with respect to an Offering Period exceeds the option price of the shares available for purchase for such Employee for that Offering Period, the excess of the amount so withheld over the option price of the shares so purchased for the Employee shall be returned to the Employee without interest.

    4.4 NO INTEREST ON ACCOUNT BALANCES. No interest or other earnings will be credited to any Option Account with respect to (a) amounts credited thereto during an Offering Period or (b) amounts to be returned to the Employee. Neither the Committee nor the Company shall have any obligation to invest or otherwise manage amounts credited to an Option Account, other than to apply such amounts to the purchase of Stock in accordance with the terms of this Plan.

                   SECTION 5 - TERMINATION OF ENROLLMENT

    5.1 TERMINATION OF ENROLLMENT.

    (a) An Employee's enrollment in the Plan will terminate under the following circumstances:

        (i) An Employee's enrollment will terminate as of the beginning of the Offering Period that is at least fifteen (15) calendar days after the Employee files with the Company a written notice of withdrawal;

        (ii) An Employee's enrollment will terminate following the termination of employment with the Company and all Participating
Subsidiaries, provided that the Employee may elect to continue participation

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

through the next following Termination Date, in which case, shares of Stock shall be purchased for such Employee in accordance with Section 4.2;

        (iii) An Employee's enrollment will terminate as of the date on which the Employee would own directly or indirectly, or hold options or rights to acquire, an aggregate of five percent (5%) or more of the total combined voting power or value of all outstanding shares of all classes of the Company or any Subsidiary, determined in accordance with Section 423(d) of the Code; and

        (iv) An Employee's enrollment will terminate upon termination of the Plan or as of the date the relevant Participating Subsidiary ceases to be a Subsidiary.

    (b) An Employee whose enrollment in the Plan terminates under this Section, other than by reason of termination of the Plan, may again enroll in the Plan as of any subsequent Offering Date if the Employee satisfies the eligibility conditions of Section 3.1 as of such date.

    5.2 DISTRIBUTIONS TO EMPLOYEE.

    (a) As soon as practicable after an Employee's enrollment in the Plan terminates under Section 5.1:

        (i) The Company will pay to the Employee all amounts credited to the Employee's Option Account as of the date of termination; and

        (ii) The Committee will direct the Custodian to distribute to the Employee certificates representing any whole shares of Stock then credited to the Employee's Option Account and cash equal to the Fair Market Value of any fractional share.

    (b) If an Employee's enrollment terminates as a result of death, or if the Employee's death occurs before the Employee receives a distribution under this Section, all cash amounts payable under this Section to the Employee will be paid to the Employee's Beneficiary.

    (c) An Employee may, from time to time, request distribution with regard to whole shares of Stock then credited to the Employee's Option Account. The Custodian shall pay to the Employee cash equal to the Fair Market Value of any fractional share when all whole shares of Stock have been distributed.

    5.3 BENEFICIARIES.

    (a) An Employee may designate one or more persons (concurrently, contingently or successively) to whom cash amounts credited to the Option Account will be distributed if the Employee dies before receiving complete payment of such amounts. Any such designation must be made on a form provided by the Company for this purpose, will be effective on the date received by the Company and may be revoked by the Employee at any time.

    (b) If the Employee fails to designate a Beneficiary or if no designated beneficiary survives the Employee, then any cash amounts shall be made to the Employee's estate.

                      SECTION 6 - PLAN ADMINISTRATION

    6.1 COMMITTEE. The Plan will be administered by the Committee.

    6.2 COMMITTEE POWERS.

    (a) The Committee will have all powers appropriate to administer the Plan including, but not limited to, the following:

        (i) To determine all questions that may arise under the Plan, including the power to determine the rights or eligibility of an Employee or their Beneficiaries;

        (ii) To construe the terms of the Plan and to remedy ambiguities, inconsistencies or omissions;

        (iii) To adopt such rules of procedure and prescribe such forms as it considers appropriate for the proper administration of the Plan and are consistent with the Plan;

        (iv) To enforce the Plan provisions and the rules of procedure which it adopts;

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

        (v) To employ agents, attorneys, accountants, actuaries or other persons, and to allocate or delegate to them such powers, rights and duties as it considers appropriate for the proper administration of the Plan.

    (b) The Committee will have such further powers and duties as may be elsewhere specified in the Plan.

    6.3 COMMITTEE ACTIONS. The actions of the Committee may be taken at a meeting by a majority of its members, in writing without a meeting if all members of the Committee sign such writing or by the use of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other and participation in such a meeting in this manner shall constitute attendance and presence in person at the meeting of the person or persons so participating for all purposes. In taking action:

    (a) The Committee may allocate authority to a specific member(s) of the Committee to carry out such duties as the Committee may assign;

    (b) A member of the Committee may by writing delegate any or all of their rights, powers, duties and discretions to any other member of the Committee, with the consent of the latter;

    (c) The Committee may delegate to any agents such duties and powers as it deems appropriate, by an instrument in writing which specifies which duties are so delegated and to whom each such duty is so delegated; and

    (d) When there is an even division of opinion among the members of the Committee as to a matter, the Board of Directors of the Company will decide the matter, provided, however, that no member of the Board of Directors may vote on such a matter if it concerns such member's individual rights, privileges or obligations under the Plan.

    6.4 MEMBER WHO IS PARTICIPANT. If a member of the Committee is an Employee, such member may not decide any matter relating to the member's participation or Option Account or how the Option Account is to be paid to the member that the member would not have the right to decide in the absence of membership on the Committee, and no Employee will receive any compensation for services as a member of the Committee.

    6.5 INFORMATION REQUIRED FROM COMPANY. The Company will furnish the Committee with such data and information as the Committee deems appropriate to administer the Plan. The records of the Company as to an Employee's Compensation will be conclusive on all persons unless determined by the Committee to be clearly incorrect.

    6.6 INFORMATION REQUIRED FROM EMPLOYEES. Each person entitled to benefits under the Plan must furnish the Company from time to time in writing such person's mailing address, each change of mailing address and such other data and information as the Committee deems appropriate to administer the Plan. Any communication, statement or notice mailed with postage prepaid to any person at the last mailing address filed with the Company will be binding upon such person for all purposes of the Plan.

    6.7 UNIFORM RULES AND ADMINISTRATION. The Committee will administer the Plan on a nondiscriminatory basis and will apply uniform rules to all persons similarly situated.

                   SECTION 7 - AMENDMENT AND TERMINATION

    7.1 AMENDMENT.

    (a) The Company reserves the right to amend the Plan from time to time subject to the following limitations:

        (i) No amendment will be made without the prior approval of the stockholders of the Company if the amendment will (1) increase the number of shares of Stock reserved for purchase under the Plan, or (2) materially modify the eligibility conditions or materially increase the benefits available under the Plan.

        (ii) No amendment will make any change in an option granted previously and outstanding which adversely affects the rights of an Employee with respect to such option.

        (iii) No amendment will reduce the amount of an Employee's Option Account balance.

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    (b) The Company may delegate to the Committee or its officers the power to amend the Plan as the Company deems appropriate, subject to the limitations of this Section.

    7.2 TERMINATION. The Plan is entirely voluntary on the part of the Company and the continuance of the Plan should not be construed as a contractual obligation of the Company. Accordingly, the Company reserves the right to terminate the Plan at any time. Unless sooner terminated by the Company, the Plan shall terminate on the date all of the shares of Stock specified in Section 1.5(a) are purchased unless additional shares of Stock are authorized for the Plan by the stockholders of the Company. No option may be granted under the Plan after the Plan is terminated.

    7.3 RIGHTS UPON TERMINATION.

    (a) If the Plan terminates, the Committee may elect to terminate all outstanding options to purchase shares of Stock under the Plan either immediately or upon completion of the purchase of shares of Stock on the next following Termination Date.

    (b) If the Committee terminates an option to purchase shares of Stock prior to the expiration of the option, all amounts contributed to the Plan which remain in an Employee's Option Account will be returned to the Employee as soon as practicable.

                       SECTION 8 - GENERAL PROVISIONS

    8.1 NO TRANSFER OR ASSIGNMENT. The rights of an Employee under the Plan may not be sold, pledged, assigned or transferred, voluntarily or involuntarily, in any manner other than by will or the laws of descent and distribution. Any such attempted sale, pledge, assignment or transfer shall be without effect. An Employee's rights and all options granted under the Plan shall only be exercisable during his or her lifetime by such Employee.

    8.2 EQUAL RIGHTS AND PRIVILEGES. All Employees who are granted options under the Plan for the Offering Period will have equal rights and privileges with respect to such option.

    8.3 RIGHTS AS STOCKHOLDER. The grant of an option to purchase shares of Stock under the Plan will not confer upon an Employee any rights as a stockholder of the Company with respect to shares of Stock subject to the option. An Employee will become a stockholder with respect to shares of Stock subject to an option under the Plan only when the purchase of such shares of Stock is completed as of a Termination Date.

    8.4 RIGHTS AS EMPLOYEE. The Plan is not a contract of employment, and the grant of an option to purchase shares of Stock under the Plan will not confer upon any Employee the right to be retained in the employ of the Company or any Subsidiary.

    8.5 COSTS. All costs and expenses incurred in the administration of the Plan will be paid by the Company and its Subsidiaries. Any brokerage fees for the sale of shares of Stock by an Employee will be borne by the Employee.

    8.6 APPLICATION OF FUNDS. All proceeds received by the Company from the sale of Stock under the Plan will be used for general corporate purposes.

    8.7 REPORTS. The Company will provide or cause to be provided to each Employee an annual report of the Employee's contributions under the Plan for each Plan Year and the shares of Stock purchased with such contributions.

    8.8 ACTIONS BY COMPANY. Any action taken by the Company with respect to the Plan will be by resolution of its Board of Directors or by a person or persons authorized by resolution of its Board of Directors.

    8.9 GOVERNMENTAL APPROVAL. The Plan and any offering or sale made to Employees under the Plan is subject to any governmental approvals or consents that are or may become applicable in connection herewith.

    8.10 STOCKHOLDER APPROVAL. The Plan is subject to approval by the holders of a majority of the shares present in person or by proxy and voting at the meeting at which the Plan is considered and shall not be effective without such approval.

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    8.11 APPLICABLE LAW. The Plan will be governed by the laws of the State of Missouri, without regard to the law of conflicts of such state, to the extent that federal law does not preempt such laws.

    8.12 GENDER AND NUMBER. When the context permits, words in the Plan used in the masculine gender include the feminine gender, words in the singular include the plural and words in the plural include the singular.

    8.13 HEADINGS. All headings in the Plan are included solely for ease of reference and do not bear on the interpretation of the text.

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                                                                  APPENDIX C

                           FALCON PRODUCTS, INC.

                           2004 STOCK OPTION PLAN

    1. PURPOSE. The purpose of the Falcon Products, Inc. 2004 Stock Option Plan is to give key employees of Falcon Products, Inc. (the "Corporation") and such subsidiaries of the Corporation as the Administrator designates, incentive directly linked to increases in shareholder value and to help the Corporation attract, retain and motivate key employees.

    2. ADMINISTRATION. The Plan shall be administered by the Compensation Committee of the Board of Directors or such other committee as the Board shall determine (the "Administrator") which shall be composed of not less than two directors, each of whom shall be an "outside director" for purposes of Section 162(m)(4) of the Code.

    The Administrator's authority shall include the authority to select persons eligible to participate in the Plan, to grant benefits in accordance with the Plan, and to establish the timing, pricing, amount and other terms and conditions of such grants (which need not be uniform with respect to the various participants or with respect to different grants to the same participant).

    Subject to the provisions of the Plan, the Administrator shall have exclusive authority to interpret and administer the Plan, to establish appropriate rules relating to the Plan, to delegate some or all of its authority under the Plan and to take all such steps and make all such determinations in connection with the Plan and the benefits granted pursuant to the Plan as it may deem necessary or advisable.

    Any authority granted to the Administrator may also be exercised by the full Board, except to the extent that the grant or exercise of such authority would cause any benefit granted or transaction to become subject to (or lose an exemption under) the short-swing profit recovery provisions of Section 16 of the Exchange Act or cause an award intended to qualify for exemption from Section 162(m) of the Code for performance based compensation to fail to so qualify. To the extent that any permitted action taken by the Board conflicts with action taken by the Administrator, the Board action shall control.

    3. SHARES RESERVED UNDER THE PLAN. Subject to section 8 (relating to adjustment for changes in capital stock) the total number of shares of common stock reserved and available for grant under the Plan shall not exceed 1,500,000, which may be authorized but unissued or treasury shares.

    If any stock option terminates without being exercised, shares subject to such stock option shall again be available for distribution under the Plan. If the option price of any stock option granted under the Plan is satisfied by delivering shares of Common Stock to the Corporation (by either actual delivery or by attestation), and to the extent any shares of Common Stock subject to stock option are not delivered to a participant because such shares are used to satisfy an applicable tax-withholding obligation, the shares that are so delivered or so used, respectively, shall again be available for distribution under the Plan.

    Notwithstanding the above, the maximum number of shares subject to stock options that may be awarded in any calendar year to any individual shall not exceed 150,000 shares (as adjusted in accordance with Section 8).

    4. PARTICIPANTS. Participants will consist of such officers and key employees of the Corporation or any designated subsidiary as the Administrator in its sole discretion shall determine. Designation of a participant in any year shall not require the Administrator to designate such person to receive a benefit in any other year or to receive the same type or amount of benefit as granted to the participant in any other year or as granted to any other participant in any year. The Administrator shall consider such factors as it deems pertinent in selecting participants and in determining the type and amount of their respective benefits.

    5. TYPES OF BENEFITS. The benefits granted under the Plan shall be stock options and may be of two types: (a) incentive stock options ("ISOs"); and
(b) nonqualified stock options ("NQSOs").

    6. INCENTIVE STOCK OPTIONS. ISOs are stock options to purchase shares of Common Stock at not less than 100% of the fair market value of the shares on the date the option is granted, subject to such terms and

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conditions set forth in an option agreement as may be established by the
Administrator in its sole discretion that conform to the requirements of
Section 422 of the Code. The aggregate fair market value (determined as of the time an option is granted) of the stock with respect to which ISOs are exercisable for the first time by an optionee during any calendar year (under all option plans of the Corporation and its subsidiary corporations) shall not exceed $100,000. The purchase price may be paid (a) by certified or cashier's check or (b), if the Administrator so provides at the time of grant, by the delivery of shares of Common Stock of the Corporation owned by the participant for at least six months, or (c), if the Administrator so provides at the time of grant, by a combination of any of the foregoing, in the manner provided in the option agreement. In the discretion of the Administrator, payment may also be made by delivering a properly executed exercise notice to the Corporation, together with a copy of irrevocable instructions to a broker to deliver promptly to the Corporation the amount of sale or loan proceeds necessary to pay the purchase price, and, if requested, by the amount of any federal, state, local or foreign withholding taxes. To facilitate the foregoing, the Corporation may enter into agreements for coordinated procedures with one or more brokerage firms. In the discretion of the Administrator, payment may also be made by instructing the Corporation or its designee to withhold a number of shares having a fair market value on the date of exercise equal to the aggregate exercise price of the option.

    7. NONQUALIFIED STOCK OPTIONS. NQSOs are nonqualified stock options to purchase shares of Common Stock at purchase prices established by the Administrator on the date the options are granted, subject to such terms and conditions set forth in an option agreement as may be established by the Administrator in its sole discretion. NQSOs granted after the date of shareholder approval of the Plan shall be exercisable no later than ten years after the date they are granted. The purchase price shall not be less than 100% of the fair market value on the date of grant and may be paid (a) by certified or cashier's check or (b), in the discretion of the Administrator, by the delivery of shares of Common Stock of the Corporation owned by the participant for at least six months, or (c), in the discretion of the Administrator, by a combination of any of the foregoing, in the manner provided in the option agreement. In the discretion of the Administrator, payment may also be made by delivering a properly executed exercise notice to the Corporation, together with a copy of irrevocable instructions to a broker to deliver promptly to the Corporation the amount of sale or loan proceeds necessary to pay the purchase price, and, if requested, by the amount of any federal, state, local or foreign withholding taxes. To facilitate the foregoing, the Corporation may enter into agreements for coordinated procedures with one or more brokerage firms. In the discretion of the Administrator, payment may also be made by instructing the Corporation or its designee to withhold a number of shares having a fair market value on the date of exercise equal to the aggregate exercise price of the option.

    8. ADJUSTMENT PROVISIONS.

    (a) If the Corporation shall at any time change the number of issued shares of Common Stock without new consideration to the Corporation (such as by stock dividends or stock splits), the total number of shares reserved for issuance under this Plan and the number of shares covered by each outstanding benefit shall be adjusted so that the aggregate consideration payable to the Corporation, if any, and the value of each such benefit shall not be changed. Benefits may also contain provisions for their continuation or for other equitable adjustments after changes in the Common Stock resulting from reorganization, sale, merger, consolidation, issuance of stock rights or warrants, or similar occurrence.

    (b) Notwithstanding any other provision of this Plan, and without affecting the number of shares reserved or available hereunder, the Board of Directors may authorize the issuance or assumption of benefits in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate.

    9. CHANGE IN CONTROL. Notwithstanding any other provision of the Plan to the contrary, in the event of a Change in Control of the Corporation, as defined below, all outstanding ISOs and NQSOs shall be fully vested and exercisable immediately.

    "Change in Control" means:

    (a) The acquisition by any individual, entity or group, or a Person (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) of ownership of 15% or more of either (i) the then outstanding shares of Common Stock of the Corporation ("Outstanding Corporation Common Stock") or (ii) the combined voting

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power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors ("Outstanding Corporation Voting Securities"); provided, however, such an acquisition of ownership of 15% or more but less than 25% of Outstanding Corporation Common Stock or Outstanding Corporation Voting Securities with the prior approval of the Board of Directors of the Corporation shall not result in a Change in Control within the meaning of this subparagraph (a);

    (b) Individuals who, as of the date of approval of the Plan by the Board of Directors of the Corporation, constitute the Board of Directors of the Corporation ("Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Corporation's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, as a member of the Incumbent Board, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

    (c) Approval by the stockholders of the Corporation of a reorganization, merger or consolidation, in each case, unless, following such reorganization, merger or consolidation, (i) more than 50% of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities immediately prior to such reorganization, merger or consolidation, in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities, as the case may be, (ii) no Person beneficially owns, directly or indirectly, 15% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation or the combined voting power of the then outstanding voting securities of such corporation, entitled to vote generally in the election of directors (provided, however, such 15% threshold may be increased up to 25% by the Board of Directors of the Corporation prior to such approval by the stockholders) and (iii) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation; or

    (d) Approval by the stockholders of the Corporation of (i) a complete liquidation or dissolution of the Corporation or (ii) the sale or other disposition of all or substantially all of the assets of the Corporation, other than to a corporation, with respect to which following such sale or other disposition, (1) more than 50% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election for directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities, as the case may be, (2) no person beneficially owns, directly or indirectly, 15% or more of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors (provided, however, such 15% threshold may be increased up to 25% by the Board of Directors of the Corporation prior to such approval by the stockholders) and (3) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Corporation.

    10. NONTRANSFERABILITY. Each benefit granted under the Plan to an employee shall not be transferable otherwise than by will or the laws of descent and distribution; provided, however, NQSOs granted under the Plan may be transferred, without consideration, to a Permitted Transferee (as defined below). Benefits granted under the Plan shall be exercisable, during the participant's lifetime, only by the participant or a Permitted Transferee. In the event of the death of a participant, exercise or payment shall be made only:

    (a) By or to the Permitted Transferee, executor or administrator of the estate of the deceased participant or the person or persons to whom the deceased participant's rights under the benefit shall pass by will or the laws of descent and distribution; and

    (b) To the extent that the deceased participant or the Permitted Transferee, as the case may be, was entitled thereto at the date of his death.

For purposes of this Section 10, "Permitted Transferee" shall include (i) one or more members of the participant's family, (ii) one or more trusts for the benefit of the participant and/or one or more members of the participant's family, or (iii) one or more partnerships (general or limited), corporations, limited liability companies or other entities in which the aggregate interests of the participant and members of the participant's family exceed 80% of all interests. For this purpose, the participant's family shall include only the participant's spouse, children and grandchildren.

    11. TAXES. The Corporation shall be entitled to withhold the amount of any tax attributable to any amounts payable or shares deliverable under the Plan after giving the person entitled to receive such payment or delivery notice as far in advance as practicable, and the Corporation may defer making payment or delivery as to any benefit if any such tax is payable until indemnified to its satisfaction. The person entitled to any such delivery may, by notice to the Corporation at the time the requirement for such delivery is first established, elect to have such withholding satisfied by a reduction of the number of shares otherwise so deliverable, such reduction to be calculated based on a closing market price on the date of such notice.

    12. TENURE. A participant's right, if any, to continue to serve the Corporation and its subsidiaries as an officer, employee, or otherwise, shall not be enlarged or otherwise affected by his or her designation as a participant under the Plan.

    13. DURATION, INTERPRETATION, AMENDMENT AND TERMINATION. No benefit shall be granted more than ten years after the date of adoption of this Plan; provided, however, that the terms and conditions applicable to any benefit granted within such period may thereafter be amended or modified by mutual agreement between the Corporation and the participant or such other person as may then have an interest therein. Also, by mutual agreement between the Corporation and a participant hereunder, stock options or other benefits may be granted to such participant in substitution and exchange for, and in cancellation of, any benefits previously granted such participant under this Plan. To the extent that any stock options or other benefits which may be granted within the terms of the Plan would qualify under present or future laws for tax treatment that is beneficial to a recipient, then any such beneficial treatment shall be considered within the intent, purpose and operational purview of the Plan and the discretion of the Administrator, and to the extent that any such stock options or other benefits would so qualify within the terms of the Plan, the Administrator shall have full and complete authority to grant stock options or other benefits that so qualify (including the authority to grant, simultaneously or otherwise, stock options or other benefits which do not so qualify) and to prescribe the terms and conditions (which need not be identical as among recipients) in respect to the grant or exercise of any such stock option or other benefits under the Plan. The Board of Directors may amend the Plan from time to time or terminate the Plan at any time. However, no action authorized by this paragraph shall reduce the amount of any existing benefit or change the terms and conditions thereof without the participant's consent. No amendment of the Plan shall, without approval of the stockholders of the Corporation, (a) increase the total number of shares which may be issued under the Plan or increase the number of shares that may be granted any individual participant; (b) increase the amount or type of benefits that may be granted under the Plan; or (c) modify the requirements as to eligibility for benefits under the Plan.

    14. EFFECTIVE DATE. This Falcon Products, Inc. 2004 Stock Option Plan shall become effective as of the date it is adopted by the Board of Directors of the Corporation subject only to approval by the holders of a majority of the outstanding voting stock of the Corporation within twelve months before or after the adoption of the Plan by the Board of Directors.

/X/ PLEASE MARK VOTES                REVOCABLE PROXY
    AS IN THIS EXAMPLE             FALCON PRODUCTS, INC.

                    THIS PROXY IS SOLICITED ON BEHALF OF
                           THE BOARD OF DIRECTORS.
                       ANNUAL MEETING OF STOCKHOLDERS
                               APRIL 5, 2004

     The undersigned hereby appoints Franklin A. Jacobs and David L. Morley, and each of them severally, with full power of substitution, the true and lawful attorneys in fact, agents and proxies of the undersigned to vote at the Annual Meeting of Stockholders of Falcon Products, Inc. to be held on Monday, April 5, 2004, commencing at 10:30 a.m. at the St. Louis Club, 7701 Forsyth Boulevard, Clayton, Missouri 63105 and at any and all adjournments thereof, according to the number of votes which the undersigned would possess if personally present for the purpose of considering and taking action upon the following as more fully set forth in the Proxy Statement of the Company dated February 20, 2004.

                                                WITH-  FOR ALL
                                          FOR   HOLD   EXCEPT
1. Election of Class B Directors:         | |    | |    | |
   FOR the nominees listed below
   (except as marked to the contrary
   below):

   CLASS B:
   DAVID L. MORLEY
   MARTIN BLAYLOCK

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK "FOR ALL EXCEPT" AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.

----------------------------------------------------------------------------

2. Approval of the Company's 2004               FOR   AGAINST   ABSTAIN
   Employee Stock Purchase Plan                 | |     | |       | |

3. Approval of the Company's 2004
   Stock Option Plan.                           | |     | |       | |

4. In their discretion with respect to the transaction of such other business as may properly come before the meeting or any adjournments thereof.

                                      --------------------------------------
Please be sure to sign and date       Date
  this Proxy in the box below.
----------------------------------------------------------------------


---Stockholder sign above-----------Co-holder (if any) sign above-----

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS UNDER PROPOSAL 1, FOR PROPOSAL 2, FOR PROPOSAL 3, AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO THE TRANSACTION OF SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.


  DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED.


                           FALCON PRODUCTS, INC.

----------------------------------------------------------------------------
     The above signed hereby acknowledges receipt of copies of Notice of Annual Meeting of Stockholders and Proxy Statement, each dated February 20, 2004, and the Annual Report of the Company for fiscal 2003.

     Please sign name(s) exactly as it appears on this proxy. In case of joint holders, all should sign. If executed by a corporation, this proxy should be signed by a duly authorized officer. Executors, administrators and trustees should so indicate when signing. If executed by a partnership, this proxy should be signed by an authorized partner.

                            PLEASE ACT PROMPTLY
                  SIGN, DATE & MAIL YOUR PROXY CARD TODAY
----------------------------------------------------------------------------
IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.


--------------------------------------


--------------------------------------


--------------------------------------

                                   APPENDIX


     Page 13 of the printed Proxy contains a Performance Graph. The information contained in the graph appears in the table immediately following the graph.